Exhibit 10.1

PATENT LICENSE AGREEMENT

     This Patent License Agreement (this “Agreement”) is made by and between the Board of Regents (“Board”) of The University of Texas System, an agency of the State of Texas, whose address is 201 West 7th Street, Austin, Texas 78701 (“System”), through its component institution, The University of Texas Medical Branch at Galveston, having a business address at 301 University Blvd., Galveston, Texas 77555 (“University”) and Chrysalis Biotechnology, Inc., a Delaware corporation (“Licensee”), having a principal place of business located at 2200 Market, Suite 600, Galveston, Texas 77550.

RECITALS

     A. WHEREAS, Board owns certain Patent Rights and Technology Rights related to Licensed Subject Matter, which were developed at University, and some of which are jointly owned with Monsanto;

     B. WHEREAS, Monsanto exclusively licensed its joint ownership in certain of the Patent Rights to Board on May 15, 1991 pursuant to a license agreement as set forth in Exhibit 1 attached hereto (the “Monsanto Agreement”), Monsanto granted Board the right to grant sublicenses to third parties pursuant to the Monsanto Agreement, and Board has filed for recordation of the Monsanto Agreement with the United States Patent and Trademark Office to further associate the Monsanto Agreement with certain of the Patent Rights jointly owned with Monsanto in the United States;

     C. WHEREAS, Board desires to have the Licensed Subject Matter developed and used for the benefit of Licensee, Board, and the public;

     D. WHEREAS, Licensee was formed to develop and commercially exploit the Licensed Subject Matter;

     E. WHEREAS, Licensee and Board are parties to a previous Patent License Agreement dated November 10, 1995, (as amended on March 30, 2000 and August 30, 2000) (“Previous License Agreement”) which this Agreement replaces;

     F. WHEREAS, pursuant to the Previous License Agreement, Board also granted Licensee a sublicense in the rights granted from Monsanto to Board pursuant to the Monsanto Agreement; and

     G. WHEREAS, Licensee has represented to Board, to induce Board to enter into this Agreement, that Licensee is contemplating the sale of substantially all its assets to OrthoLogic Corp., a Delaware corporation (“OLGC”), pursuant to an Asset Purchase Agreement and Plan of Reorganization (the “Purchase Agreement”), by and between Licensee and OLGC.

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     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the adequacy and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. AMENDMENT. This Agreement amends and restates the Previous License Agreement in its entirety. The Recitals set forth above are material to and form part of this Agreement.

2. EFFECTIVE DATE. This Agreement shall be effective as of the Closing Date (as defined in the Purchase Agreement), (the “Effective Date”).

3. DEFINITIONS. As used in this Agreement, the following terms shall have the meanings indicated:

     "Carney” shall mean Darrell H. Carney, Ph.D.

     "Confidential Information” shall mean this Agreement, the contents of this Agreement and all non-public or proprietary information of a party disclosed by such party or its officers, representatives, agents, or employees to the other party in connection with the performance of this Agreement. Subject to exceptions set forth in Section 14.1(c) herein, such information shall be Confidential Information if it would ordinarily be treated as confidential by the disclosing party or would ordinarily be considered information of a confidential nature in the industry, whether or not specifically marked as such.

     "Effective Date” is defined in Section 2 above.

     "Licensed Field” shall mean all fields of use.

     "Licensed Process” shall mean any process which is covered in whole or in part by an issued, unexpired valid claim contained in the Patent Rights.

     "Licensed Product” shall mean any product, component, or material which is covered in whole or in part by an issued, unexpired, valid claim contained in the Patent Rights.

     "Licensed Subject Matter” shall mean inventions and discoveries covered by Patent Rights or Technology Rights within the Licensed Field.

     "Licensed Territory” shall mean the entire world.

     "Monsanto” shall mean Monsanto Company, a Delaware corporation, or the party having legal ownership (through a merger, acquisition, or other acquisition from Monsanto) of the Monsanto Agreement and the patent rights described therein.

     "Net Sales” shall mean the gross revenues received by Licensee (and its Sublicensees) from the Sale of each Licensed Product or Licensed Process, less sales and use taxes actually paid, import and export duties actually paid, outbound transportation prepaid or allowed,

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shipping insurance, amounts allowed or credited due to returns (not to exceed the original billing or invoice amount), wholesale and cash discounts actually granted and charges and portions of charges disallowed by third party payors or care managers; provided, that if a Licensed Product is sold in combination with other items (whether as part of the Sale of a combination product, package, system, kit or tray or otherwise) at a unit price, whether formulated or packaged together or separately, “Net Sales” shall mean the “Net Sales” of such combination multiplied by (i) a fraction, A/A+B, where A is the average selling price (“ASP”) of the Licensed Product when sold separately and B is the ASP of the other items when sold separately, or (ii) if the ASP of the Licensed Product or the other items are not available, a fraction determined by the mutual agreement of the parties, which represents the proportionate economic value of the Licensed Product relative to the proportionate economic value contributed by the other items.

     "Patent Rights” shall mean any and all of Board’s rights in, to and under:

     (a) the patents and patent applications listed in Exhibit 2, as updated from time to time pursuant to Section 5.4 hereof, and any and all inventions and discoveries by University relating to TP508 Technology conceived or reduced to practice prior to and during the two-year period following the Effective Date, but shall not include any new technology rights, described in Section 5.5 hereof, until such time as Licensee elects to add such new technology rights pursuant to such Section 5.5;

     (b) all divisions, continuations, continuations-in-part, registrations, reissues, reexaminations or extensions of any type and corresponding foreign applications with respect to any of the applications and patents described in the foregoing paragraph and which relate to the manufacture, use or sale of TP508 Technology other than any applications and patents in respect of new technology added to Licensed Subject Matter pursuant to Section 5.5; and

     (c) the Monsanto Agreement and the licensed patent rights thereunder.

     "Sale or Sold” shall mean the sale, transfer or disposition of a Licensed Product or royalty-bearing use of a Licensed Process for value to a party other than Licensee or a Subsidiary.

     "Sublicensee” shall mean any third party to whom Licensee has granted a sublicense under the Patent Rights to make and sell Licensed Products or use a Licensed Process.

     "Subsidiary” shall mean any business entity more than fifty percent (50%) owned by Licensee, any business entity which owns more than fifty percent (50%) of Licensee, or any business entity that is more than fifty percent (50%) owned by a business entity that owns more than fifty percent (50%) of Licensee.

     "Technology Rights” shall mean Board’s and University’s rights in any technical information, know-how, process, procedure, composition, method, formula, protocol, technique, software, design, drawing or data relating to Licensed Field, whether or not covered by Patent Rights, which relate to TP508 Technology, which are necessary to practice the inventions

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covered by the Patent Rights, and are made or developed by Carney or any University employee working under the supervision or direction of Carney, prior to or within two years after the Effective Date.

     "Term” shall have the meaning given to it in Section 7.1 of this Agreement.

     “TP508 Technology” shall mean (i) any and all subject matter claimed in Patent Rights; and (ii) peptides which bind to and/or stimulate a thrombin receptor, compositions which contain such peptides, methods of producing such peptides, detecting such peptides, and utilizing such peptides diagnostically and/or therapeutically, including, but not limited to, thrombin derived polypeptides, agonists or antagonists of the proteolytically or non-proteolytically activated thrombin receptor or receptors or agonists and antagonists of other cellular effects activated by proteolytic or non-proteolytic thrombin interactions and which are made or developed by Carney or any University employee working under the supervision or direction of Carney.

     "University” is defined in the first paragraph of this Agreement.

4. WARRANTIES; SUPERIOR-RIGHTS; COVENANTS

     4.1 Except for the rights, if any, of the Government of the United States, as set forth in Section 4.2, Board represents and warrants that it is the owner of the entire right, title, and interest in and to the Licensed Subject Matter, subject only to Monsanto’s rights under the Monsanto Agreement, and that it has the exclusive right to grant licenses thereunder and has not granted licenses thereunder to any other entity other than Licensee. The representations and warranties of this Section 4.1 apply only to Patent Rights and Technology Rights, but shall not apply to (i) any subject matter independently developed by or rights of third parties who have no affiliation with or obligation to assign rights or subject matter to the Board or University or (ii) any purported assignment by Carney (or other named inventor) in violation of his/her obligations under the University intellectual property policies.

     4.2 Licensee understands, acknowledges and agrees that: (i) the Licensed Subject Matter may have been developed under a funding agreement with the Government of the United States of America and, if so, that the Government may have certain rights relative thereto; (ii) THIS AGREEMENT IS EXPLICITLY MADE SUBJECT TO THE GOVERNMENT’S RIGHTS UNDER ANY SUCH AGREEMENT AND ANY APPLICABLE LAW OR REGULATION; and (iii) to the extent that there is a conflict between any such agreement, applicable law or regulation and this Agreement, the terms of such Government agreement, applicable law or regulation shall prevail.

     4.3 Licensee understands, acknowledges and agrees that: (i) Board, by this Agreement, makes no representation as to the operability or fitness for any use, safety, efficacy, ability to obtain regulatory approval, patentability, and/or breadth of the Licensed Subject Matter; and (ii) Board, by this Agreement, also makes no representation as to whether there are any patents now held, or which will be held, by others or by Board in the Licensed Field, nor does Board make any representation that the inventions, products, processes, or machines

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contained in Patent Rights do not infringe any other patents now held or that will be held by others or by Board.

     4.4 Licensee, by execution hereof, acknowledges, covenants and agrees that it has not been induced in any way by Board, System, University or its employees to enter into this Agreement, and further warrants and represents that (i) it has conducted sufficient due diligence with respect to all items and issues pertaining to this Article 4 and all other matters pertaining to this Agreement; and (ii) Licensee has adequate knowledge and expertise, or has utilized knowledgeable and expert consultants, to adequately conduct the due diligence and evaluate the risks inherent herein.

     4.5 Each of Board, acting by and through University, and University represents, warrants and covenants that:

     (a) the Monsanto Agreement is in full force and effect and has not been amended or modified and (i) to the knowledge of Board and University, Board is in compliance with all its obligations thereunder in respect of all obligations to be performed by Board and Board shall remain in compliance with all its obligations thereunder to be performed by Board prior to the potential assignment thereof to Licensee in accordance with Section 6.2(c) hereof and; (ii) to the knowledge of Board and University, each party other than Board and University is in compliance with all its obligations thereunder and does not presently plan to terminate or have the right to terminate such agreement; (iii) such agreement is enforceable against Board in accordance with its terms and, to the knowledge of Board and University, against each other party; and (iv) Board and University shall take such action within the power of Board and University as may be necessary to keep such agreement in full force and effect; and

     (b) it has the power and actual authority to enter into and perform its obligations under this Agreement, and this Agreement has been duly authorized, executed and delivered by it and is enforceable against it in accordance with its terms.

     4.6 The Board acknowledges that all material conditions of the Previous License Agreement have been either satisfied by Licensee or are waived by Board and that Licensee is not in breach of any term therein. Licensee acknowledges that all material conditions of the Previous License Agreement have been either satisfied by Board or are waived by Licensee and that Board is not in breach of any term therein. Notwithstanding the foregoing, nothing in this Section 4.4 shall be construed as a waiver or modification by any party of any conditions, rights or obligations set forth in this Agreement.

     4.7 Upon written request by either party, Licensee and Board shall promptly update Exhibit 2 attached hereto to include all patent applications and patents that are then within the Patent Rights.

5. LICENSE

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     5.1 Board hereby grants and agrees to grant to Licensee a royalty-bearing, exclusive license under Licensed Subject Matter to manufacture, have manufactured, sell, offer for Sale, import and use Licensed Product and Licensed Process within the Licensed Territory within the Licensed Field; provided, however:

     (a) Board and University and their respective employees, agents and representatives may publish their own scientific findings from research related to Licensed Subject Matter, but only in accordance with the procedures set forth in Section 14.2; and

     (b) Board may use any information contained in the Licensed Subject Matter generated by the University, other than Confidential Information, for non-commercial research, including care of University patients, teaching, applying for funding and other educational purposes.

     5.2 Licensee shall have the right to extend the license granted herein to any Subsidiary provided that such Subsidiary consents to be bound by this Agreement to the same extent as Licensee, including, but not limited to, the provisions set forth under Article 6 hereof, and Licensee provides notification to the Board of any such extension of the license herein to a Subsidiary. Any such extension shall not be deemed to be a sublicense hereunder and shall not be subject to the sublicense royalty payment obligations under Section 6.1(b).

     5.3 Licensee shall have the right to grant sublicenses consistent with this Agreement provided that Licensee shall at all times be responsible for the operations of its Sublicensees pursuant to such sublicense as if such operations were carried out by Licensee, including the timely payment of royalties to Board whether or not Sublicensee has timely paid royalties owed to Licensee pursuant to such sublicense. Within thirty (30) days of execution, modification, or termination of a sublicense by Licensee, Licensee further agrees to deliver to Board a true and correct copy of such sublicense granted by Licensee, and any modification or termination thereof.

     5.4 Licensee shall have sole discretion whether to file and over the filing and prosecution of patent applications relating to the Licensed Subject Matter, and shall be responsible for all costs related to filing, prosecuting, and maintaining the Patent Rights. Licensee shall update Exhibit 2 to include patent applications relating to TP 508 technology that are filed by Licensee pursuant to this Section 5.4 within the two-year period following the Effective Date. In addition, with respect to any patent within the Patent Rights, Board hereby designates Licensee or its designee as its agent for the limited purpose of obtaining an extension of such patent or governmental equivalent thereof which extends the exclusivity of any of the Patent Rights where available in any country in the world and, if reasonably necessary, Board hereby authorizes Licensee to file in Board’s name or, at Licensee’s option, Board shall use reasonable efforts to obtain such extension for Licensee or its Sublicensees, at Licensee’s expense. In the event that Licensee fails to cure any breach in this Agreement as set forth in Section 7.4, then such designation by Board of Licensee as its agent for the limited purpose of obtaining any extension of such Patent Rights is hereby revoked. Furthermore, Board and

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University shall provide reasonable assistance to facilitate Licensee’s or its Sublicensees’ efforts to obtain any such extension.

     5.5 Licensee shall have the right to add to Licensed Subject Matter University’s rights in any new technology applications that are not then included in Patent Rights that are developed at University, provided that the new technology applications: (i) whether or not Carney is named as an inventor of such new technology applications consist of new or novel uses of (x) a composition disclosed or claimed in a prior patent application or (y) a new composition based on thrombin peptide technology developed at University; or (ii) relate to TP508 Technology after the two-year period from the Effective Date. Board may offer a license in any such new technology rights to third parties, but only if (i) Board gives written notice of its intent to do so to Licensee and (ii) Licensee does not elect within 90 days of such written notice to add such new technology rights to Licensed Subject Matter pursuant to this Section 5.5.

     5.6 Licensee and its successors in interest may record with the various patent and trademark offices in which Patent Rights are pending or have issued, a memorandum of exclusive license as provided in Exhibit 3, which University on behalf of Board will sign upon request of Licensee.

     5.7 Board shall promptly, and in any event, within ten (10) business days of any of the following occurrences, deliver to Licensee: (i) evidence of each payment made by Board pursuant to Article 4 of the Monsanto Agreement, unless Licensee shall have agreed to make such payments to Monsanto directly on Board’s behalf; and (ii) true and complete copies of each notice, report or other document delivered or received by Board pursuant to Articles 5 or 6 of the Monsanto Agreement.

6. PAYMENTS AND REPORTS

     6.1 In consideration of rights granted by Board to Licensee under this Agreement, Licensee agrees to pay Board the following:

     (a) Running royalties in an amount equal to two and a half percent (2.5%) of Net Sales of each Licensed Product and each Licensed Process manufactured, imported, exported, used, leased, or Sold by and/or for Licensee and/or its Subsidiary and/or its Sublicensees, provided, however, that the minimum annual running royalties payable to the Board shall be $20,000 per calendar year, prorated for the first calendar year following the Effective Date, and any amounts paid under any section of this Agreement or the Patent Assignment Agreement to University or Board by Licensee in a given year after the Effective Date shall count against the minimum annual running royalties. Notwithstanding the foregoing, (i) the running royalty rate shall be 3.3% in respect of Net Sales of Licensed Products and Licensed Processes to the extent that such Licensed Products or Licensed Processes arise from new technology rights that Licensee elects to add to Licensed Subject Matter after the Effective Date pursuant to Section 5.5 and such royalty rate shall not be subject to increase pursuant to Section 6.2 and (ii) to the extent that a Sale gives rise to the accrual of a running royalty under Section 5.a of the Patent

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Assignment Agreement (or, but for the second paragraph of such Section 5.a, would have given rise to such accrual) it shall not give rise to the accrual of a running royalty under this 6.1(a).

It is understood and agreed by the parties that the payment of royalties pursuant to this Section 6.1(a) shall be made only on the first Sale of a Licensed Product or Licensed Process by Licensee, a Subsidiary or a Sublicensee, and that subsequent Sales of the same Licensed Product or Licensed Process for which royalties have been accrued pursuant to this Section 6.1(a) shall not be subject to any additional accrual of royalties (for example, and for illustration purposes only, if a royalty accrues due to a Sale by Licensee of a Licensed Product to a Sublicensee or a pharmaceutical distributor, a subsequent Sale by such Sublicensee or such pharmaceutical distributor shall not generate a royalty payable to Board).

     (b) **** of all cash and the fair market value (determined in accordance with Section 6.6) of non-cash consideration received by Licensee from a Sublicensee as a result of a sublicense for Licensed Products or Licensed Processes including but not limited to licensing or option fees, marketing fees, milestone payments, bonus payments and the like, but excluding (i) payments received by Licensee for research development pursuant to research grants; (ii) royalty payments received by Licensee calculated on the basis of Net Sales of the Sublicensee; (iii) payments received by Licensee as consideration for an assignment of substantially all of the assets of Licensee or a controlling majority of the stock of Licensee; and (iv) payments subject to the payment of royalties under Section 5.b of the Patent Assignment Agreement. .

     (c) A fee of $75,000 plus all reasonable legal costs and fees incurred by Board for filing, prosecuting, obtaining and maintaining patents for each new patent application relating to new technology applications Licensee elects to add to this Agreement as Licensed Subject Matter pursuant to Section 5.5. This fee is not applicable to the Patent Rights or to intellectual property relating to derivatives, new formulations or methods of delivery of compositions, claimed or disclosed in prior applications, or new compositions for uses that are already disclosed or claimed, and other modifications or improvements of TP508 Technology. Fees paid to Board under this Section 6.1(c) shall count against minimum annual running royalties payable pursuant to Section 6.1(a).

     6.2 Assignment Bonus. Licensee hereby acknowledges and agrees that Board and University are under no obligation whatsoever herein to make any assignment of the Patent Rights. University shall use reasonable efforts during the first year after the Effective Date to attempt to obtain necessary approvals and authorizations of, and to execute and deliver, or cause to be executed and delivered, the Patent Assignment Agreement in substantially the form attached hereto as Exhibit 4, pursuant to which, if approved by Board at a subsequent date during the first year after the Effective Date, Board will assign to Licensee all its right, title and interest in and to the Patent Rights, other than new technology rights as set forth in Section 5.5 hereof, that are added to Exhibit 2 in the two-year period following the Effective Date (but not its obligations under the Monsanto Agreement), subject to continued royalty payments and other

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obligations of Licensee set forth in the Patent Assignment Agreement, and pursuant to which, among other things:

     (a) Licensee shall pay to the Board a cash assignment payment of **** upon execution and delivery of the Patent Assignment Agreement, if the Patent Assignment Agreement is executed and delivered by Board prior to ****;

     (b) The running royalties payable by Licensee to the Board pursuant to Section 6.1(a) shall be increased by 0.5% of Net Sales, except that this increase shall not apply to the running royalties payable at the rate of 3.3% relating to new technology applications that Licensee elects to add to Licensed Subject Matter pursuant to Section 5.5; and

     (c) If Monsanto assigns its joint ownership interest in the Patent Rights to Licensee prior to the date which is **** after the Effective Date, then Licensee shall pay to the Board a cash assignment payment of **** and the running royalties payable by Licensee to the Board pursuant to Section 6.1(a) shall be increased by an additional 0.3% of Net Sales, except that this increase shall not apply to the running royalties payable at the rate of 3.3% relating to new technology applications that Licensee elects to add to Licensed Subject Matter pursuant to Section 5.5.

     6.3 During the Term of this Agreement and for one (1) year thereafter, Licensee shall keep complete and accurate records of its and its Sublicensees’ Sales and Net Sales of each Licensed Product and each Licensed Process under the license granted in this Agreement in sufficient detail to enable the royalties payable to Board hereunder to be determined. Licensee shall permit Board or its representatives, at Board’s expense, to periodically examine its books, ledgers, and records during regular business hours solely for the purpose of and to the extent necessary to verify any report required under this Agreement. In the event that the amounts due to Board are determined to have been underpaid, Licensee shall immediately pay the Board the difference, together with interest thereon at a per annum rate equal to the prime rate of interest, as published by the Wall Street Journal, plus three percentage points and if the amount underpaid is greater than two percent (2%) of the total royalty, Licensee shall reimburse Board for all costs of such examination.

     6.4 Within thirty (30) days after each March 31, June 30, September 30, and December 31, Licensee shall deliver to Board a true and accurate report, giving such particulars of the business conducted by Licensee and its Sublicensee(s), if any exist, during the preceding three (3) calendar months under this Agreement as are pertinent to an account for payments hereunder. Such report shall include at least: (a) the total Sales of Licensed Product and Licensed Process by Licensee and by Sublicensees; (b) the total Net Sales; (c) the calculation of royalties thereon; and (d) the total royalties so computed and due Board. Licensee will report royalties to the University in categories (specified by the University) based on the University intellectual property for which the royalties are attributed. Simultaneously with the delivery of each such report, Licensee shall pay to Board the amount, if any, due for the period of such report. If no payments are due, it shall be so reported. Minimum royalties, however, will be due and payable with the September 30 report to the extent not covered by other payments hereunder

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during the preceding year. It is understood and agreed that if multiple patents of the Patent Rights cover a single Licensed Product or Licensed Process, only a single royalty as provided in Section 6.1 shall be paid.

     6.5 All amounts payable hereunder by Licensee shall be payable in United States funds without deductions for taxes, assessments, fees, wire transfer charges, or charges of any kind and shall be payable by either checks made payable to The University of Texas Medical Branch and mailed to The University of Texas Medical Branch at Galveston, Research Development Services, P.O. Box 4786-750, Houston, TX 77210-4786, or pursuant to wire transfer information or as otherwise designated by Board within thirty (30) days written notice to Licensee.

     6.6 Noncash payments received by Licensee which are subject to royalty payments under this Agreement shall be valued at the fair market value (“FMV”) thereof, determined in accordance with this Section 6.6. FMV shall be determined as follows:

     (a) By mutual agreement between the parties if possible;

     (b) If the parties cannot reach a mutual agreement on FMV, then the parties shall agree on an impartial third party mediator having at least ten (10) years of accounting experience to assist the parties in determining FMV, and the parties shall share equally in the fees and costs of any such mediator; and

     (c) In the event the parties fail to reach an agreement on FMV pursuant to mediation, then either party may submit the determination of FMV to binding arbitration by a panel of three (3) arbitrators each having at least ten (10) years of accounting experience and providing each party an opportunity to present evidence of FMV to the arbitration panel. Unless otherwise agreed by the parties, each of the University and Licensee shall select one (1) arbitrator for the panel and the third arbitrator shall be selected by the two other arbitrators designated by the University and Licensee. The decision of the arbitrators in determining FMV shall be final and binding on University and Licensee.

7. TERM AND TERMINATION; BREACH

     7.1 The term of this Agreement, unless terminated in accordance with this Agreement (the “Term”), shall extend until the last patent included in the Patent Rights has expired or has been found to be invalid or unenforceable by a court of competent jurisdiction from which no appeal is available. Licensee acknowledges and agrees that in no event shall Licensee take any action or omit to take any action that causes any of the Patent Rights to lapse or fees not be paid to avoid royalties hereunder or without providing University or Board the opportunity to assume Licensee’s rights therein, including all right, title and interest in any such Patent Rights thereafter.

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     7.2 Except in the cases of fraud in the inducement, mutual agreement of the Board and Licensee, or any circumstance associated with Section 7.5 herein, this Agreement is not terminable by the parties or by action at law or equity for any reason.

     7.3 Except in the case of fraud in the inducement or circumstances associated with Section 7.5 herein, Board’s sole remedy for default by Licensee or breach of this Agreement by Licensee shall be an action for monetary damages and not termination of this Agreement.

     7.4 Prior to the commencement of any action to enforce any breach of this Agreement by Licensee, Board shall give Licensee written notice of any breach hereof, and Licensee shall have 30 days to cure any payment breach and, if curable, 90 days to cure any other breach. In any such action in which Board is the prevailing party, Board shall be entitled to recover from Licensee its reasonable attorneys fees and other direct out-of-pocket costs incurred in connection therewith, and, in the case of the enforcement of any failure to pay amounts due under Section 6.1 hereof, Licensee shall pay to Board a late fee equal to the greater of $10,000 ($20,000 if such $10,000 fee has become payable hereunder at least twice) or 10% of the payment amount for each such payment not made within the applicable cure period, plus interest on such unpaid amounts from the due date thereof until paid at a per annum rate equal to the prime rate of interest, as published by the Wall Street Journal, plus three percentage points.

     7.5 If at any time after an assignment of this Agreement by Licensee to an entity not affiliated with OLGC the Licensee shall breach its payment obligations hereunder and shall not cure such breach pursuant to Section 7.4 within 30 days from Board’s written notice thereof to Licensee, Licensee agrees and acknowledges that Licensor immediately shall receive a vested security interest in Licensee’s interests in this Agreement and Licensee will immediately execute, in a form Board can record, a Security Agreement substantially similar to the Security Agreement attached hereto as Exhibit 5 to secure the payment of all such Licensee’s payment obligations hereunder.

8. INFRINGEMENT BY THIRD PARTIES

     8.1 Licensee shall have the first right of refusal to enforce at its expense any of the Patent Rights against infringement by third parties and shall be entitled to retain any recovery from such enforcement. Board shall not communicate directly with any putative infringers, but shall notify Licensee of all suspected infringement. Licensee shall pay Board a royalty in the amount of five percent (5%) on any monetary recovery after deduction of all attorney’s fees and costs. If required by a court pursuant to a court order, Board consents to be joined as a party in any lawsuit by Licensee for patent infringement relating to the Patent Rights. If the Board is so joined, Licensee shall represent Board (at Licensee’s sole cost) in such proceedings for all claims and issues relating to the Patent Rights and shall use reasonable best efforts to cause to be dismissed or severed any counterclaim against Board not related to the Patent Rights. To the extent such counterclaims or other claims not relating to the Patent Rights are brought and not dismissed or severed, Licensee shall not be required to assume the defense thereof, but Licensee shall reasonably cooperate with the Board and its counsel in connection with the defense thereof. Licensee shall retain sole control of any litigation, subject to the statutory duties of the Attorney

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General of the State of Texas (other than litigation commenced by Board pursuant to Section 8.2 hereof) relating to the Patent Rights, including choice of legal counsel, venue, claims, counterclaims, and all related strategies, issues, timing, and settlements. Licensee shall hold Board harmless and indemnify Board for all reasonable attorneys fees and costs directly related to any such enforcement of Patent Rights by Licensee and for all settlements, awards and judgments against Board for all counterclaims against Board relating to the Patent Rights and arising by virtue of the Board’s joinder as a party, except to the extent based on intentional acts or omissions or willful malfeasance by the Board, or its directors, officers, employees and agents.

     8.2 If Licensee shall fail to commence an action or take other appropriate steps to enforce the Patent Rights within six months after Licensee receives notice of a possible infringement by a third party, Board shall have the right to enforce the Patent Rights upon 30 days prior written notice to Licensee reasonably describing the circumstances underlying the claim of infringement. Board shall be entitled to retain all recovery from any such enforcement by Board, and Licensee shall fully cooperate with Board in any enforcement by Board of the Patent Rights, provided Board pays Licensee’s reasonable direct out-of-pocket expenses, excluding, but not limited to, attorneys’ fees, advisor fees or fees relating to operations in the ordinary course of business.

     8.3 In any suit or dispute involving an infringer of the Licensed Subject Matter, the Board and University shall cooperate fully with the Licensee, subject to the statutory duties of the Attorney General of the State of Texas. Licensee shall cooperate fully with the Board and University, and upon the request and at the expense of the Board or University bringing suit, the Licensee shall make available to the party bringing suit at reasonable times and under appropriate conditions all relevant personnel, records, papers, information, samples, specimens, and the like, during regular business hours, which are in Licensee’s possession. Licensee shall give at least 60 days advance written notice to Board or University prior to commencing enforcement actions against an infringing party, unless a temporary or preliminary injunction is being sought, in which case Licensee shall give at least 10 days advance written notice; provided that, should there be exigent circumstances and Licensee determines in good faith that immediate action is necessary through a temporary restraining order or other ex parte proceeding, Licensee shall give advance written notice thereof to Board or University as soon as practicable under the circumstances.

9. ASSIGNMENT

     Licensee (and its successors and assigns) may assign this Agreement without the prior written consent of Board in the event of a merger with a third party (where Licensee (or its successors or assigns) is not the surviving party), in the event of an acquisition of Licensee (or its successors or assigns) by a third party, or in connection with the sale of substantially all of Licensee’s (or its successors’ or assigns’) assets relating to this Agreement to a third party, provided such third party in each incident assumes all obligations owed to Board and University in this Agreement, agrees to comply in all respects with the terms, conditions, and provisions of this Agreement, and provides prompt notice thereof, in no event not more than ten (10) business

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days from the occurrence thereof, to the Board. In addition, Licensee (and its successors and assigns) may assign this Agreement with the prior written consent of the Board, which shall not unreasonably be withheld. Without limiting this Section 9, Board and University expressly agree that Licensee may assign this Agreement to OLGC. In the event of any such permitted assignment, the term, “Licensee” shall mean the successor by assignment of the assigning Licensee’s rights and obligations hereunder.

10. PATENT MARKING

     Licensee shall mark permanently and legibly all Licensed Products manufactured or Sold by it under this Agreement with such patent notice as may be permitted or required under Title 35, United States Code.

11. INDEMNIFICATION

     11.1 Licensee shall hold harmless and indemnify Board, members of Board (Regents), System and University, and their respective officers, employees, agents and representatives (each, a “Licensee Indemnified Party”) from and against any and all losses, damages, costs, expenses, liabilities, obligations, claims, demands or causes of action (including without limitation those arising on account of any infringement, injury or death of persons, or damage to property) (“Losses”) caused by, or arising out of, or resulting from the exercise or practice of the license granted hereunder by Licensee its Subsidiaries or their officers, employees, agents or representatives, except to the extent any such Losses arise from the grossly negligent acts or omissions of any Licensee Indemnified Party. Licensee shall not be liable for any type of indirect, special, consequential, exemplary or punitive damages (including, without limitation, damages for loss of profits or expected savings) whatsoever arising out of or in connection with this Agreement or its subject matter, regardless of whether Licensee knows or should know of the possibility of such damages.

     11.2 Board Indemnification.

     (a) To the extent authorized under the Constitution and laws of the State of Texas, Board shall hold harmless and indemnify Licensee, its officers, employees, agents and representatives, from and against any Losses related to University’s obligation to pay royalties to Monsanto under the Monsanto Agreement occurring or existing at any time before or on the date that Monsanto assigns its joint ownership interest in the Patent Rights to Licensee under Section 6.2(b) hereof. Board’s aggregate liability under this Section 11.2(a) shall not exceed the amounts paid by Licensee to Board under Section 6.1(a) and 6.1(b) hereof during the one-year period preceding the date of the event that gave rise to such liability.

     (b) To the extent authorized under the Constitution and laws of the State of Texas, Board shall hold harmless and indemnify Licensee, its officers, employees, agents and representatives from and against any Losses caused by, or arising out of, or resulting

****Text has been omitted pursuant to a confidentiality request. Omitted text has been filed with the Securities and Exchange Commission.

from any breach, amendment, termination or other modification of the Monsanto Agreement by Board, including any termination of the Monsanto Agreement arising from any failure to pay royalties thereunder, except to the extent such Losses arise from the negligent acts or omissions of any Licensee.

     (c) Board shall, to the extent authorized under the Constitution and laws of the State of Texas, indemnify and hold Licensee harmless from any Losses resulting from the negligent acts or omissions of Board, its agents or employees pertaining to the activities to be carried out pursuant to this Agreement; provided, that (i) Board shall not hold Licensee harmless from claims arising out of the negligent acts or omissions, or willful malfeasance of Licensee, its officers, agents, or employees, or any person or entity not subject to the University’s supervision or control and (ii) Board shall not be liable for any type of indirect, special, consequential, exemplary or punitive damages (including, without limitation, damages for loss of profits or expected savings) whatsoever arising out of or in connection with this Agreement or its subject matter or the Monsanto Agreement, regardless of whether Board knows or should know of the possibility of such damages.

12. INSURANCE

     12.1 Commencing no later than the Effective Date, or the date on which any Licensed Subject Matter is distributed or Sold (including for the purpose of obtaining regulatory approvals) by Licensee or by a Sublicensee, whichever comes later, Licensee shall, at its sole cost and expense, procure and maintain commercial general liability insurance in amounts not less than $3,000,000 per incident and $3,000,000 annual aggregate, and Licensee shall use reasonable efforts to have the Board, System, University, its Regents, officers, employees and agents named as additional insured parties. Such commercial general liability insurance shall provide (i) product liability coverage; (ii) broad form contractual liability coverage for Licensee’s indemnification obligations under this Agreement; and (iii) coverage for litigation costs. In no event shall the minimum amounts of insurance coverage required herein be construed to create a limit of Licensee’s liability with respect to its indemnification obligations under this Agreement.

     12.2 Within fifteen (15) days of obtaining the insurance coverage required under this Agreement, Licensee shall provide Board with written evidence of such insurance coverage. Licensee shall provide Board with at least fifteen (15) days prior written notice of the cancellation, non-renewal or material change in such insurance.

     12.3 Licensee shall maintain such commercial general liability insurance beyond the expiration or termination of this Agreement during (i) the period that any Licensed Subject Matter developed pursuant to this Agreement is being commercially distributed or Sold by Licensee or by a Sublicensee or agent of Licensee; and (ii) the five (5) year period immediately following such period.

****Text has been omitted pursuant to a confidentiality request. Omitted text has been filed with the Securities and Exchange Commission.

13. USE OF BOARD AND COMPONENT’S NAME

     Licensee shall not use the name of University, System, or Board in relation to the Licensed Subject Matter without express written consent, except for the clauses listed in Exhibit 6 attached hereto.

14. CONFIDENTIAL INFORMATION; PUBLICATION

     14.1 Confidential Information.

     (a) Each of the parties to this Agreement shall use at least the same degree of care it uses to prevent the disclosure of its own confidential information to prevent the disclosure of Confidential Information disclosed to it by the other party. Each party warrants to the other that such care is reasonably calculated to prevent the disclosure of Confidential Information.

     (b) Confidential Information will be used by the parties solely as needed to fulfill the business transactions described in this Agreement (the “Authorized Purpose”). Each party agrees to limit circulation and disclosure of the Confidential Information to its employees, agents, advisors, and representatives who (i) have a need to know such Confidential Information in order to accomplish the Authorized Purpose, (ii) have been informed of the confidential and proprietary nature of the Confidential Information, and (iii) have agreed not to disclose the Confidential Information in contravention of this Agreement. Each party will cause its employees, agents, advisors, and representatives to whom Confidential Information is disclosed or transferred to maintain the Confidential Information in accordance with the terms and conditions of this Section 14.1 as though such employees, agents, advisors, and representatives were parties to this Agreement.

     (c) Notwithstanding this Section 14.1, neither party shall have liability to the other with regard to any Confidential Information of the other which: (i) was in the public domain at the time it was disclosed by the receiver or comes into the public domain through no fault of the receiver; (ii) was independently developed by the receiver prior to the receipt of the Confidential Information; (iii) becomes known to the receiver from another source without breach of this Agreement by the receiver and otherwise not in violation of the disclosing party’s rights; or (iv) is disclosed pursuant to the order or requirement of a court, internal reporting, administrative agency or other governmental body including disclosure pursuant to federal and state law and regulations. In no event shall Confidential Information of Licensee be imputed to any other component institution of System, other than University, that did not have access to the Confidential Information of Licensee. Also, after the Effective Date, Licensee hereby agrees that it will provide reasonable cooperation to University in University’s attempt to effectuate the assignment of Monsanto’s rights pursuant to Section 6.2(c), including but not limited to, the disclosure of the existence of this Agreement, non-Confidential Information related to this Agreement and the consummation of the transactions hereunder, limited confidential information related to this Agreement after either consent from Licensee or Monsanto’s

****Text has been omitted pursuant to a confidentiality request. Omitted text has been filed with the Securities and Exchange Commission.

execution of a Nondisclosure, Non-Use Agreement, in form and substance reasonably satisfactory to Licensee, with University or Board. The parties’ obligations pursuant to this paragraph shall survive for a period of three (3) years after the termination of this Agreement.

     14.2 Board and University and their respective employees, agents and representatives may publish their own scientific findings (but not Confidential Information provided by Licensee to Board or University after the Effective Date unless written waiver thereof is obtained from Licensee) from research related to Licensed Subject Matter, only in accordance with the following procedures:

     (a) prior to any publication relating to TP508 Technology, whether orally, in the form of an abstract or manuscript or otherwise, such information shall first be submitted to Licensee in writing for review and comment;

     (b) after receiving such information for review and comment, Licensee shall have 30 days to notify the entity or person which submitted such information for review and comment (the “Requestor”) (i) whether Licensee intends to apply for a patent for the subject matter of the information and (ii) whether there is any Confidential Information of Licensee contained therein, specifying such information that cannot be published pursuant to this Section 14.2;

     (c) if within such 30-day period Licensee notifies Requestor that Licensee will not file a patent application on the subject matter of the information, Requestor may publish the information other than any Confidential Information of Licensee identified by Licensee pursuant to Section 14.2(b)(ii) hereof within the 30-day period;

     (d) if Licensee fails to communicate any decision to the Requestor within such 30-day period, Requestor may publish the information; and

     (e) if within such 30-day period, Licensee notifies Requestor that Licensee intends to file a patent application on the subject matter of the information, Requestor may publish the information, other than any Confidential Information of Licensee identified by Licensee pursuant to Section 14.2(b)(ii) above, 60 days after the date Requestor receives such notification or, if earlier, upon the filing by Licensee of a patent application thereon.

15. GENERAL

     15.1 Except as provided in Section 6.6(c) hereof, any dispute or controversy arising out of or relating to this Agreement, its construction or its actual or alleged breach will be decided by mediation with the use of a qualified mediator acceptable to each party. If the mediation does not result in a resolution of such dispute or controversy, it will be finally decided by an appropriate method of alternate dispute resolution, including without limitation, arbitration, conducted in the city of Galveston, Texas in accordance with the Commercial Dispute

****Text has been omitted pursuant to a confidentiality request. Omitted text has been filed with the Securities and Exchange Commission.

Resolution Procedures of the American Arbitration Association. The arbitration panel will include members knowledgeable in the evaluation of biotechnology. Judgment upon the award rendered may be entered in the highest court or forum having jurisdiction, state or federal. The provisions of this Article 15 will not apply to decisions on the validity of patent claims or to any dispute or controversy as to which any treaty or law prohibits such arbitration. The decision of the arbitration must be sanctioned by a court of law having jurisdiction to be binding upon and enforceable by the parties

     15.2 This Agreement constitutes the entire and only agreement between the parties for Licensed Subject Matter and all other prior negotiations, representations, agreements, and understandings for Licensed Subject Matter are superseded hereby. No agreements altering or supplementing the terms hereof may be made except by means of a written document signed by the duly authorized representatives of the parties.

     15.3 Any notice required by this License Agreement shall be given by personal delivery or prepaid, first class, certified mail, return receipt requested, addressed in the case of Board to:

Board of Regents
The University of Texas System
201 West 7th Street
Austin, Texas 78701
ATTENTION: Office of General Counsel
FAX: (512) 499-4523
PHONE: (512) 499-4462

with copies to:	University of Texas Medical Branch
301 University Blvd., Route 0663
Galveston, Texas 77555-0663
ATTENTION: Director, Technology
Development Center
FAX: (409) 747-1441
PHONE: (409) 747-0551

or in the case of Licensee (before	Chrysalis BioTechnology, Inc.
assignment of this Agreement to	2200 Market, Suite 600
OLGC) to:	Galveston, Texas 77550
ATTENTION: Director or President
FAX: (409) 750-9253
PHONE: (409) 750-9251

or, in the case of Licensee (after	OrthoLogic Corp.
assignment of this Agreement to	1275 West Washington Street
OLGC) to:	Tempe, AZ 85281-1210
ATTENTION: President and CEO
FAX: 602-286-2808

****Text has been omitted pursuant to a confidentiality request. Omitted text has been filed with the Securities and Exchange Commission.

PHONE: 602-286-5500

with a copy to:	Quarles & Brady LLP
One Renaissance Square
Two North Central Avenue
Phoenix, AZ 85004
ATTENTION: Steven P. Emerick
FAX: 602-417-2980
PHONE: 602-230-5517

or such other addresses as may be given from time to time under the terms of this notice provision. Notice shall be deemed given upon actual receipt.

     15.4 Licensee shall comply with all applicable federal, state and local laws and regulations in the United States of America and all applicable laws of countries other than the United States of America in connection with its activities pursuant to this Agreement.

     15.5 This License Agreement shall be construed and enforced in accordance with the laws of the United States of America and of the State of Texas.

     15.6 Failure of either party to enforce a right that under this Agreement shall not act as a waiver of that right or the ability to later assert that right relative to the particular situation.

     15.7 Headings included herein are for convenience only and shall not be used to construe this Agreement.

     15.8 If any provision of this Agreement shall be found by a court to be void, invalid or unenforceable, the same shall be reformed to comply with applicable law or stricken if not so conformable, so as not to affect the validity or enforceability of this Agreement.

[SIGNATURE PAGE FOLLOWS]

****Text has been omitted pursuant to a confidentiality request. Omitted text has been filed with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Agreement.

THE UNIVERSITY OF TEXAS MEDICAL BRANCH, for itself and on behalf of

THE BOARD OF REGENTS OF THE
UNIVERSITY OF TEXAS SYSTEM	CHRYSALIS BIOTECHNOLOGY, INC

By:	/s/ John D. Stobo	By:	/s/ Dennis L. McWilliams

Name:	John D. Stobo	Name:	Dennis L. McWilliams
Title:	President	Title:	Chief Operating Officer
Date:	April 27, 2004	Date:	April 26, 2004

****Text has been omitted pursuant to a confidentiality request. Omitted text has been filed with the Securities and Exchange Commission.

Exhibit 1
Monsanto Agreement

AGREEMENT

     THIS AGREEMENT effective as of the 15th day of May, 1991, between MONSANTO COMPANY, a corporation of the State of Delaware, having offices at 700 Chesterfield Village Parkway, St. Louis, Missouri (“MONSANTO”), and the BOARD OF REGENTS (“BOARD”) OF THE UNIVERSITY OF TEXAS SYSTEM (“SYSTEM”), an agency of the State of Texas, whose address is 201 West 7th Street, Austin, Texas 78701;

     WHEREAS, the BOARD through work performed at the University of Texas Medical Branch (“UNIVERSITY”), a component institution of the University of Texas System and MONSANTO are joint owners of U.S. Patent Application Serial Number 925,201, filed October 31, 1986;

     WHEREAS, the parties entered into a license Agreement effective the 1st day of April, 1989, and MONSANTO elected to discontinue paying the costs for foreign prosecution thereto on May 15, 1991;

     WHEREAS, the parties desire to and have as a purpose of this Agreement to establish the terms and conditions under which MONSANTO will grant to UNIVERSITY certain of its rights under Licensed Patents (as hereinafter defined).

     NOW, THEREFORE, the parties agree as follows:

ARTICLE 1
DEFINITIONS

1.1	“Licensed Patents”, as used herein, shall mean pending U.S. Patent Application Serial Number 925,201, filed October 31, 1986, and all divisions, continuations, continuations-in-part, reissues, reexaminations thereof, and any corresponding Patents obtained in Austria, Belgium, Canada, France, Great Britain, Germany, Greece, Italy, Japan, Liechtenstein, Luxembourg, Netherlands, Spain, Sweden, and Switzerland.

1.2	“Licensed Products”, as used herein, shall mean any product or use of such product covered by one or more claims of Licensed Patents.

1.3	“Net Sales”, as used herein, shall mean values actually received by the UNIVERSITY from the sale of Licensed Products to a third party and values received by the UNIVERSITY from its sublicensees from the sale of Licensed Products, less any transportation charges, customary and reasonable discounts and commissions, returns, sales or excise taxes and duties imposed on and paid by the seller with respect to such sale.

1.4	“Other Products”, as used herein, shall mean only those products that, if sold by MONSANTO or its licensee, would not infringe the claims of Licensed Patents.

ARTICLE 2
PATENT APPLICATIONS

2.1	The UNIVERSITY agrees to pay the cost incurred after May 20, 1991 of securing and maintaining Licensed Patents including attorney fees for the preparation and prosecution of the applications as well as filing, issuance and maintenance fees. UNIVERSITY may, in its sole discretion, pursue corresponding patents in Austria, Belgium, Canada, France, Great Britain, Germany, Greece, Italy, Japan, Liechtenstein, Luxembourg, Netherlands, Spain, Sweden, and Switzerland.

2.2	The UNIVERSITY shall not be required to prosecute any patent application beyond the point of final rejection by the assigned Primary Examiner in the United States Patent and Trademark Office or the equivalent stage of prosecution in a patent application in a foreign country. However, if the UNIVERSITY elects not to appeal a final rejection, it shall promptly so inform MONSANTO in time to allow MONSANTO to appeal the rejection if it so desires.

ARTICLE 3
LICENSE

3.1	Subject to the terms of this Agreement, MONSANTO agrees to grant and hereby grants the UNIVERSITY an exclusive, royalty-bearing license under Licensed Patents to make, use and sell Licensed Products, including the right to grant sublicenses, subject to Monsanto retaining a right to practice the Licensed Patents for its internal operations including research and production and sale of Other Products.

ARTICLE 4
PAYMENT AND COVENANTS

4.1	In consideration of the license of Article 3, the UNIVERSITY shall pay to MONSANTO a royalty of ten percent (10%) of Net Sales.

4.2	All amounts payable hereunder by UNIVERSITY shall be payable in United States dollars. Checks shall be made payable to the Monsanto Company.

ARTICLE 5
REPORTS

5.1	Beginning with the first sale of Licensed Products and within forty-five (45) days following the last day of the months of June and December of each calendar year until termination of this Agreement, the UNIVERSITY shall submit to MONSANTO a written report setting forth the Net Sales of Licensed Products sold by the UNIVERSITY and value received from all sublicenses of the Licensed Patents and the amount of royalty owed to MONSANTO for the immediately preceding semiannual period. With each report, the UNIVERSITY shall pay MONSANTO the amount of royalty shown to be due.

5.2	The UNIVERSITY shall keep such detailed records as may be necessary to determine the payments due under 5.1. At the request of MONSANTO, the UNIVERSITY shall permit an independent public accountant selected by MONSANTO (unless one to which the UNIVERSITY has some reasonable objection) to have access during ordinary business hours to such records as may be necessary to determine for a period up to two (2) years prior to the time of such requests:

(a)	the correctness of any report and/or payment made under this Agreement; and/or

(b)	information as to the sum payable for such period in case of the UNIVERSITY’S failure to render statements of payment as required by Article 5.1 of this Agreement.

5.3	Any accountant appointed pursuant to paragraph 5.2 shall not disclose to MONSANTO any information relating to the business of the UNIVERSITY except that which should have been contained in a prior report pursuant to this Agreement.

ARTICLE 6
TERM AND TERMINATION

6.1	Unless earlier terminated as provided herein, this Agreement shall terminate on the expiration date of the last patent within Licensed Patents.

6.2	If either party shall be in default under or shall fail to comply with the terms of this Agreement and such default or failure to comply is not cured within sixty (60) days after receipt of written notice thereof, the other party shall have the right to terminate this Agreement and the license granted hereby by written notice to that effect to be effective sixty (60) days after receipt of said notice.

6.3	The UNIVERSITY may, upon three (3) months written notice to MONSANTO, terminate this Agreement for any reason whatsoever.

6.4	Upon termination of this Agreement for any reason, the license granted to the UNIVERSITY hereunder shall terminate; however, nothing herein shall be construed to release either party from any obligation which matured prior to the effective date of such termination and the UNIVERSITY’S obligations pursuant to this Agreement shall remain in full force and effect until all payments required to be made by the UNIVERSITY to MONSANTO have been made.

ARTICLE 7
WARRANTY; DISCLAIMER OF WARRANTY

7.1	MONSANTO represents and warrants that it has the right to make conveyances and grants in accordance with the Articles herein except for the rights, if any, of the Government of the United States.

7.2	Except as specified in paragraph 7.1, MONSANTO makes no representation or warranties, either express or implied, with respect to the Licensed Patent(s) and specifically disclaims any implied warranties of merchantability and fitness for a particular purpose.

7.3	Nothing in this Agreement shall be construed as:

(a)	a warranty or representation by MONSANTO as to the validity of the Licensed Patents;

(b)	a warranty or representation by MONSANTO that anything made, used, sold or otherwise disposed of under the license granted in this Agreement does not or will not infringe the patents, copyrights, trademarks, registered design or other intellectual property or contractual rights of third parties;

(c)	an obligation by MONSANTO to bring or prosecute actions or suits against third parties for infringement of patents, copyrights, trademarks, registered design or other intellectual property or contractual rights; or

(d)	the conferring by MONSANTO of rights to use in advertising publicity or otherwise any trademark, service mark or tradename of MONSANTO except in accordance with the express terms of this Agreement.

ARTICLE 8
PATENT MARKING

8.1	The UNIVERSITY and/or its sublicensees agree to mark permanently and legibly all products and documentation manufactured or sold by it under this Agreement with such patent notice as may be permitted or required under Title 35, United States Code.

ARTICLE 9
CONFIDENTIAL INFORMATION

9.1	UNIVERSITY and MONSANTO each agree that all information contained in documents marked “confidential” which are forwarded to one by the other shall be received in strict confidence, used only for the purposes of this Agreement, and not disclosed by the recipient party (except as required by law or court order), it’s agent or employees without the prior written consent of the other party, unless such information:

(a)	was in the public domain at the time of disclosure;

(b)	later becomes part of the public domain through no act or omission of the recipient party, it’s employees, agents, successor or assignee;

(c)	is lawfully disclosed to the recipient party by third party having the right to disclose it;

(d)	was already known by the recipient party at the time of disclosure;

(e)	is independently developed; or

(f)	is required to be submitted to a government agency pursuant to any pre-existing obligation.

9.2	Each party’s obligation of confidence hereunder shall be fulfilled by using at least the same degree of care with the other party’s confidential information as it uses to protect its own confidential information. This obligation shall exist while this Agreement is in force and for a period of three (3) years thereafter.

ARTICLE 10
GENERAL

10.1	Nothing contained herein shall be deemed or construed to create between the parties a partnership or joint venture. The UNIVERSITY shall not have the authority to act on behalf of MONSANTO to commit MONSANTO in any matter or cause whatsoever or to use

MONSANTO’S name in any way not specifically authorized in this Agreement. Neither party shall be liable for any act, omission, representation, obligation or debt of the other party, even if informed of such act, omission, representation, obligation or debt.

10.2	It is agreed that no waiver by either party hereto of any breach or default of any of the covenants or requirements herein set forth shall be deemed a waiver as to any subsequent and similar breach or default.

10.3	In the event that any part, section, paragraph or subparagraph of this Agreement shall be held to be indefinite, invalid, illegal or otherwise void or unenforceable, the entire Agreement shall not fail on account thereof, and the balance of the Agreement shall continue in full force and effect.

10.4	The UNIVERSITY shall comply with all applicable federal, state and local laws and regulations in connection with its activities pursuant to this Agreement.

10.5	THIS AGREEMENT SHALL BE CONSTRUED, INTERPRETED AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS. ANY CONTROVERSIES INVOLVING PATENTS SHALL BE GOVERNED BY THE LAWS OF THE COUNTRY IN WHICH THE PATENT IN CONTROVERSY ISSUED.

10.6	Any notice and other communications required or permitted under this Agreement shall be deemed to be properly given when in writing and sent by air mail addressed to the other party at the address set forth below:

UNIVERSITY:	The Office of Sponsored Programs-Academic
The University of Texas Medical Branch
301 University Blvd.
Galveston, Texas 77550
Attn: Director

MONSANTO:	Monsanto Company
800 North Lindbergh Blvd.
St. Louis, Missouri 63198
Attn: MCR - Group Patent Counsel

BOARD:	Board of Regents
The University of Texas System
201 West 7th Street
Austin, Texas 78701
Attn: System Intellectual Property Office

10.7	This Agreement merges and supersedes all previous agreements and understandings, whether or not written, respecting the same subject manner.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first shown above.

MONSANTO COMPANY

By:	/s/ P. Needleman

Name:	P. Needleman
Title:	Corporate Vice President and Chief Scientist

Date:	5/15/92

THE UNIVERSITY OF TEXAS MEDICAL BRANCH

By:	/s/ Thomas N. James, M.D.

Name: Title:	Thomas N. James, M.D. President

Date:	6-5-92

BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM

By:	/s/ Thomas G. Ricks

Name: Title:	Thomas G. Ricks Acting Vice Chancellor for Asset Management

Date:	6-24-92

Approved as to Form:

THE UNIVERSITY OF TEXAS SYSTEM OFFICE OF GENERAL COUNSEL

By:	/s/ Georgia Harper

Name: Title:	Georgia Harper Attorney

Chrysalis Patent and Patent Applications Licensed from the University of Texas

Exhibit 2

PATENT or
PUBLICATION
NO. /
ISSUE or
			APP NO./		PARENT NO./		PUBLICATION
REF. NO.	COUNTRY	TITLE	FILE DATE	FILE TYPE	FILE DATE	INVENTOR(S)	DATE	STATUS
3033.1000-000	US	METHODS OF THERAPY WITH THROMBIN DERIVED PEPTIDES	60/217,583 07/12/00	PROV	N/A	Darrell H. Carney	N/A	Expired
3033.1000-001	US	METHODS OF THERAPY WITH THROMBIN DERIVED PEPTIDES	09/904,090 07/12/01	US	60/217,583 7/12/00	Darrell H. Carney	20020061852A1 05/23/02	Filed
3033.1000-003	PCT	METHODS OF THERAPY WITH THROMBIN DERIVED PEPTIDES	PCT/US01/21944 07/12/01	PCT	60/217,583 07/12/00	Darrell H. Carney	WO02/004008 01/17/02	Expired
3033.1000-004	Taiwan	METHODS OF THERAPY WITH THROMBIN DERIVED PEPTIDES	90116938 07/11/01	Taiwan	60/217,583 07/12/00	Darrell H. Carney		Filed
3033.1000-005	Thailand	METHODS OF THERAPY WITH THROMBIN DERIVED PEPTIDES	066866 07/11/01	Thailand	60/217,583 07/12/00	Darrell H. Carney		Filed
3033.1000-007	PCT	METHODS OF THERAPY WITH THROMBIN DERIVED PEPTIDES	PCT/US02/01396 01/16/02	PCT	N/A	Darrell H. Carney	WO03/061689 07/31/03	Filed
3033.1000-008	US	METHODS OF THERAPY WITH THROMBIN DERIVED PEPTIDES	10/050,611 01/16/02	CONT	09/904,090 07/12/01 60/217,583 07/12/00	Darrell H. Carney	20020187933 12/12/02	Filed
3033.1000-009	EPC	METHODS OF THERAPY WITH THROMBIN DERIVED PEPTIDES	01957136.3 07/12/01	EPC	PCT/US01/21944 07/12/01	Darrell H. Carney	1253937B 09/10/03	Granted
3033.1000-010	Japan	METHODS OF THERAPY WITH THROMBIN DERIVED PEPTIDES	2002508462 07/12/01	JAPAN	PCT/US01/21944 07/12/01	Darrell H. Carney		Filed
3033.1000-011	Australia	METHODS OF THERAPY WITH THROMBIN DERIVED PEPTIDES	2001278907 07/12/01	Australia	PCT/US01/21944 07/12/01	Darrell H. Carney		Filed
3033.1000-012	Canada	METHODS OF THERAPY WITH THROMBIN DERIVED PEPTIDES	2415778 07/12/01	Canada	PCT/US01/21944 07/12/01	Darrell H. Carney		Filed
3033.1000-013	China	METHODS OF THERAPY WITH THROMBIN DERIVED PEPTIDES	018154581 07/12/01	China	PCT/US01/21944 07/12/01	Darrell H. Carney		Filed

Chrysalis Patent and Patent Applications Licensed from the University of Texas

PATENT or
PUBLICATION
NO. /
ISSUE or
			APP NO./		PARENT NO./		PUBLICATION
REF. NO.	COUNTRY	TITLE	FILE DATE	FILE TYPE	FILE DATE	INVENTOR(S)	DATE	STATUS
3033.1000-014	Austria	METHODS OF THERAPY WITH THROMBIN DERIVED PEPTIDES	01957136.3 07/12/01	EPC	PCT/US01/21944 07/12/01	Darrell H. Carney	1253937 09/10/03	Granted
3033.1000-015	Belgium	METHODS OF THERAPY WITH THROMBIN DERIVED PEPTIDES	01957136.3 07/12/01	EPC	PCT/US01/21944 07/12/01	Darrell H. Carney	1253937 09/10/03	Granted
3033.1000-016	France	METHODS OF THERAPY WITH THROMBIN DERIVED PEPTIDES	01957136.3 07/12/01	EPC	PCT/US01/21944 07/12/01	Darrell H. Carney	1253937 09/10/03	Granted
3033.1000-017	Germany	METHODS OF THERAPY WITH THROMBIN DERIVED PEPTIDES	01957136.3 07/12/01	EPC	PCT/US01/21944 07/12/01	Darrell H. Carney	60100740.9-08 09/10/03	Granted
3033.1000-018	Great Britain	METHODS OF THERAPY WITH THROMBIN DERIVED PEPTIDES	01957136.3 07/12/01	EPC	PCT/US01/21944 07/12/01	Darrell H. Carney	1253937 09/10/03	Granted
3033.1000-019	Italy	METHODS OF THERAPY WITH THROMBIN DERIVED PEPTIDES	01957136.3 07/12/01	EPC	PCT/US01/21944 07/12/01	Darrell H. Carney	1253937 09/10/03	Granted
3033.1000-020	Netherlands	METHODS OF THERAPY WITH THROMBIN DERIVED PEPTIDES	01957136.3 07/12/01	EPC	PCT/US01/21944 07/12/01	Darrell H. Carney	1253937 09/10/03	Granted
3033.1000-021	Switzerland	METHODS OF THERAPY WITH THROMBIN DERIVED PEPTIDES	01957136.3 07/12/01	EPC	PCT/US01/21944 07/12/01	Darrell H. Carney	1253937 09/10/03	Granted
3033.1001-000*	US	THROMBIN DERIVED POLYPEPTIDES: COMPOSITIONS AND METHODS FOR USE	06/925,201 10/31/86	US	-	Darrell H. Carney, et al.	5,352,664 10/04/94	Issued
3033.1001-001*	US	THROMBIN DERIVED POLYPEPTIDES: COMPOSITIONS AND METHODS FOR USE	08/007,173 01/21/93	DIV	06/925,201 10/31/86	Darrell H. Carney, et al.	5,500,412 03/19/96	Issued
3033.1001-002*	US	THROMBIN DERIVED POLYPEPTIDES: COMPOSITIONS AND METHODS FOR USE	08/538,504 09/29/95	CONT	06/925,201 10/31/86	Darrell H. Carney, et al.	6,627,731 09/30/03	Issued
3033.1001-003*	US	THROMBIN DERIVED POLYPEPTIDES: COMPOSITIONS AND METHODS FOR USE	09/630,484 08/02/00	CIP	08/538,504 09/29/95	Darrell H. Carney, et al.		Filed
3033.1001-004*	US	THROMBIN DERIVED POLYPEPTIDES: COMPOSITIONS AND METHODS FOR USE	09/631,137 08/02/00	CIP	08/538,504 09/29/95	Darrell H. Carney, et al.	6,630,572 10/07/03	Issued
3033.1001-008*	EPC	THROMBIN DERIVED POLYPEPTIDES: COMPOSITIONS AND METHODS FOR USE	87907652.9 10/30/87	EPC	PCT/US87/02882 10/30/87	Darrell H. Carney, et al.	0328552 05/05/94	Issued

Chrysalis Patent and Patent Applications Licensed from the University of Texas

PATENT or
PUBLICATION
NO. /
ISSUE or
			APP NO./		PARENT NO./		PUBLICATION
REF. NO.	COUNTRY	TITLE	FILE DATE	FILE TYPE	FILE DATE	INVENTOR(S)	DATE	STATUS
3033.1001-009*	Switzerland	THROMBIN DERIVED POLYPEPTIDES: COMPOSITIONS AND METHODS FOR USE	879076529 10/30/87	Switzerland	87907652.9 10/30/87	Darrell H. Carney, et al.	0328552 05/05/94	Issued
3033.1001-010*	France	THROMBIN DERIVED POLYPEPTIDES: COMPOSITIONS AND METHODS FOR USE	879076529 10/30/87	France	87907652.9 10/30/87	Darrell H. Carney, et al.	0328552 05/05/94	Issued
3033.1001-011*	Great Britain	THROMBIN DERIVED POLYPEPTIDES: COMPOSITIONS AND METHODS FOR USE	879076529 10/30/87	Great Britain	87907652.9 10/30/87	Darrell H. Carney, et al.	0328552 05/05/94	Issued
3033.1001-012*	Italy	THROMBIN DERIVED POLYPEPTIDES: COMPOSITIONS AND METHODS FOR USE	879076529 10/30/87	Italy	87907652.9 10/30/87	Darrell H. Carney, et al.	0328552 05/05/94	Issued
3033.1001-013*	Netherlands	THROMBIN DERIVED POLYPEPTIDES: COMPOSITIONS AND METHODS FOR USE	879076529 10/30/87	Nether-lands	87907652.9 10/30/87	Darrell H. Carney, et al.	0328552 05/05/94	Issued
3033.1001-014*	Germany	THROMBIN DERIVED POLYPEPTIDES: COMPOSITIONS AND METHODS FOR USE	879076529 10/30/87	Germany	87907652.9 10/30/87	Darrell H. Carney, et al.	0328552 05/05/94	Issued
3033.1001-015*	Sweden	THROMBIN DERIVED POLYPEPTIDES: COMPOSITIONS AND METHODS FOR USE	879076529 10/30/87	Sweden	87907652.9 10/30/87	Darrell H. Carney, et al.	0328552 05/05/94	Issued
3033.1001-016*	Canada	THROMBIN DERIVED POLYPEPTIDES: COMPOSITIONS AND METHODS FOR USE	595965 04/06/89	Canada	06/925,201 04/06/89	Darrell H. Carney, et al.	1341108 10/30/00	Issued
3033.1001-017*	Japan	THROMBIN DERIVED POLYPEPTIDES: COMPOSITIONS AND METHODS FOR USE	5070531987 10/30/87	Japan	PCT/US87/02882 10/30/87	Darrell H. Carney, et al.	3054150 04/07/00	Issued
3033.1001-018*	Belgium	THROMBIN DERIVED POLYPEPTIDES: COMPOSITIONS AND METHODS FOR USE	879076529 10/30/87	Belgium	87907652.9 10/30/87	Darrell H. Carney, et al.	0328552 05/05/94	Issued
3033.1002-000	US	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	60/219,300 07/19/00	PROV	N/A	Darrell H. Carney, et al.	N/A	Expired
3033.1002-001	US	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	09/909,122 07/19/01	CIP	60/219,300 07/19/00	Darrell H. Carney, et al.	20020128202A1 09/12/02	Filed
3033.1002-003	PCT	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	PCT/US01/22641 07/18/01	PCT	60/219,300 07/19/00	Darrell H. Carney, et al.	WO02/05836 01/24/02	Expired
3033.1002-004	US	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	10/050,692 01/16/02	CONT	09/909,122 07/19/01 60/219,300 07/19/00	Darrell H. Carney, et al.	20020182205A1 12/5/02	Filed

Chrysalis Patent and Patent Applications Licensed from the University of Texas

PATENT or
PUBLICATION
NO. /
ISSUE or
			APP NO./		PARENT NO./		PUBLICATION
REF. NO.	COUNTRY	TITLE	FILE DATE	FILE TYPE	FILE DATE	INVENTOR(S)	DATE	STATUS
3033.1002-006	PCT	STIMULATION OF BONE GROWTH AND CARTILAGE FORMATION WITH THROMBIN PEPTIDE DERIVATIVES	PCT/US02/01451 01/17/02	PCT	N/A	Darrell H. Carney, et al.	WO03/061690 4/16/03	Filed
3033.1002-007	EPC	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	01954752.0 07/18/01	EPC	PCT/US01/22641 07/18/01	Darrell H. Carney, et al.	1301196B 11/26/03	Granted
3033.1002-008	Japan	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	2002511768 07/18/01	Japan	PCT/US01/22641 07/18/01	Darrell H. Carney, et al.		Filed
3033.1002-009	Australia	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	20021276977 07/18/01	Australia	PCT/US01/22641 07/18/01	Darrell H. Carney, et al.		Filed
3033.1002-010	Canada	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	2416487 07/18/01	Canada	PCT/US01/22641 07/18/01	Darrell H. Carney, et al.		Filed
3033.1002-011	China	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	018158226 07/18/01	China	PCT/US01/22641 07/18/01	Darrell H. Carney, et al.		Filed
3033.1002-012	Hong Kong	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	031074300 10/15/03	Hong Kong	EPC 01954752.0 07/18/01	Darrell H. Carney, et al.	1055250A 01/02/04	Filed
3033.1002-013	Austria	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	01954752.0 07/18/01	Austria	EPC 01954752.0 07/18/01	Darrell H. Carney, et al.		Disclosure
3033.1002-014	Belgium	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	01954752.0 07/18/01	Belgium	EPC 01954752.0 07/18/01	Darrell H. Carney, et al.		Disclosure
3033.1002-015	Cyprus	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	01954752.0 07/18/01	Cyprus	EPC 01954752.0 07/18/01	Darrell H. Carney, et al.		Disclosure
3033.1002-016	Denmark	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	01954752.0 07/18/01	Denmark	EPC 01954752.0 07/18/01	Darrell H. Carney, et al.		Disclosure
3033.1002-017	Finland	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	01954752.0 07/18/01	Finland	EPC 01954752.0 07/18/01	Darrell H. Carney, et al.		Disclosure
3033.1002-018	France	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	01954752.0 07/18/01	France	EPC 01954752.0 07/18/01	Darrell H. Carney, et al.		Disclosure
3033.1002-019	Germany	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	01954752.0 07/18/01	Germany	EPC 01954752.0 07/18/01	Darrell H. Carney, et al.	60101339.5-08 11/26/03	Granted

Chrysalis Patent and Patent Applications Licensed from the University of Texas

PATENT or
PUBLICATION
NO. /
ISSUE or
			APP NO./		PARENT NO./		PUBLICATION
REF. NO.	COUNTRY	TITLE	FILE DATE	FILE TYPE	FILE DATE	INVENTOR(S)	DATE	STATUS
3033.1002-020	Great Britain	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	01954752.0 07/18/01	Great Britain	EPC 01954752.0 07/18/01	Darrell H. Carney, et al.		Disclosure
3033.1002-021	Greece	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	01954752.0 07/18/01	Greece	EPC 01954752.0 07/18/01	Darrell H. Carney, et al.		Disclosure
3033.1002-022	Ireland	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	01954752.0 07/18/01	Ireland	EPC 01954752.0 07/18/01	Darrell H. Carney, et al.		Disclosure
3033.1002-023	Italy	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	01954752.0 07/18/01	Italy	EPC 01954752.0 07/18/01	Darrell H. Carney, et al.		Disclosure
3033.1002-024	Luxembourg	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	01954752.0 07/18/01	Luxembourg	EPC 01954752.0 07/18/01	Darrell H. Carney, et al.		Disclosure
3033.1002-025	Monaco	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	01954752.0 07/18/01	Monaco	EPC 01954752.0 07/18/01	Darrell H. Carney, et al.		Disclosure
3033.1002-026	Netherlands	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	01954752.0 07/18/01	Netherlands	EPC 01954752.0 07/18/01	Darrell H. Carney, et al.		Disclosure
3033.1002-027	Portugal	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	01954752.0 07/18/01	Portugal	EPC 01954752.0 07/18/01	Darrell H. Carney, et al.		Disclosure
3033.1002-028	Spain	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	01954752.0 07/18/01	Spain	EPC 01954752.0 07/18/01	Darrell H. Carney, et al.		Disclosure
3033.1002-029	Sweden	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	01954752.0 07/18/01	Sweden	EPC 01954752.0 07/18/01	Darrell H. Carney, et al.		Disclosure
3033.1002-030	Switzerland	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	01954752.0 07/18/01	Switzerland	EPC 01954752.0 07/18/01	Darrell H. Carney, et al.		Disclosure
3033.1002-031	Turkey	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	01954752.0 07/18/01	Turkey	EPC 01954752.0 07/18/01	Darrell H. Carney, et al.		Disclosure
3033.1003-000	US	STIMULATION OF CARTILAGE GROWTH WITH AGONISTS OF THE NONPROTEOLYTICALLY ACTIVATED THROMBIN RECEPTOR	60/219,800 07/20/00	PROV	N/A	Darrell H. Carney, et al.	N/A	Expired
3033.1003-001	US	STIMULATION OF CARTILAGE GROWTH WITH AGONISTS OF THE NONPROTEOLYTICALLY ACTIVATED THROMBIN RECEPTOR	09/909,348 07/19/01	CIP	60/219,800 07/20/00	Darrell H. Carney, et al.	20020042373A1 04/11/02	Filed

Chrysalis Patent and Patent Applications Licensed from the University of Texas

PATENT or
PUBLICATION
NO. /
ISSUE or
			APP NO./		PARENT NO./		PUBLICATION
REF. NO.	COUNTRY	TITLE	FILE DATE	FILE TYPE	FILE DATE	INVENTOR(S)	DATE	STATUS
3033.1003-003	PCT	STIMULATION OF CARTILAGE GROWTH WITH AGONISTS OF THE NONPROTEOLYTICALLY ACTIVATED THROMBIN RECEPTOR	PCT/US01/22668 07/19/01	PCT	09/909,348 07/19/01 60/219,800 07/20/00	Darrell H. Carney, et al.	WO02/07748 01/31/02	Expired
3033.1003-004	US	STIMULATION OF CARTILAGE GROWTH WITH AGONISTS OF THE NONPROTEOLYTICALLY ACTIVATED THROMBIN RECEPTOR	10/050,688 01/16/02	CONT	09/904,090 07/12/01 60/217,583 07/12/00	Darrell H. Carney, et al.	20020198154A1 12/26/02	Filed
3033.1003-005	EPC	STIMULATION OF CARTILAGE GROWTH WITH AGONISTS OF THE NONPROTEOLYTICALLY ACTIVATED THROMBIN RECEPTOR	01952846.2 07/19/01	EPC	PCT/US01/22668 07/19/01	Darrell H. Carney, et al.	1259598A 11/27/02	Allowed
3033.1003-006	Japan	STIMULATION OF CARTILAGE GROWTH WITH AGONISTS OF THE NONPROTEOLYTICALLY ACTIVATED THROMBIN RECEPTOR	2002513481 07/19/01	Japan	PCT/US01/22668 07/19/01	Darrell H. Carney, et al.		Filed
3033.1003-007	Australia	STIMULATION OF CARTILAGE GROWTH WITH AGONISTS OF THE NONPROTEOLYTICALLY ACTIVATED THROMBIN RECEPTOR	2001273561 07/19/01	Australia	PCT/US01/22668 07/19/01	Darrell H. Carney, et al.		Filed
3033.1003-008	Canada	STIMULATION OF CARTILAGE GROWTH WITH AGONISTS OF THE NONPROTEOLYTICALLY ACTIVATED THROMBIN RECEPTOR	2416404 07/19/01	Canada	PCT/US01/22668 07/19/01	Darrell H. Carney, et al.		Filed
3033.1003-009	China	STIMULATION OF CARTILAGE GROWTH WITH AGONISTS OF THE NONPROTEOLYTICALLY ACTIVATED THROMBIN RECEPTOR	018158218 07/19/01	China	PCT/US01/22668 07/19/01	Darrell H. Carney, et al.	CN1458974 11/26/03	Filed
3033.1003-010	Hong Kong	STIMULATION OF CARTILAGE GROWTH WITH AGONISTS OF THE NONPROTEOLYTICALLY ACTIVATED THROMBIN RECEPTOR	03103723.5 05/27/03	Hong Kong	PCT/US01/22668 07/19/01	Darrell H. Carney, et al.	1052367	Filed
3033.1004-000	US	THROMBIN PEPTIDE DERIVATIVE DIMERS	60/393,579 07/02/02	PROV	N/A	Darrell H. Carney, et al.		Filed
3033.1004-002	PCT	THROMBIN PEPTIDE DERIVATIVE DIMERS	PCT/US03/20626	PCT	N/A	Darrell H. Carney, et al.	WO2004/005317 01/15/04	Filed
3033.1006-000	US	THROMBIN PEPTIDE DERIVATIVES	60/393,580 07/02/02	PROV	N/A	Darrell H. Carney, et al.		Filed
3033.1006-002	PCT	THROMBIN PEPTIDE DERIVATIVES	PCT/US03/20635 07/01/03	PCT	60/393,580 0/02/02	Darrell H. Carney, et al.	WO2004/014937 02/19/04	Filed
3033.1007-000	US	DIMERS OF THROMBIN POLYPEPTIDE FRAGMENTS		Disclosure	N/A	N/A

Chrysalis Patent and Patent Applications Licensed from the University of Texas

PATENT or
PUBLICATION
NO. /
ISSUE or
			APP NO./		PARENT NO./		PUBLICATION
REF. NO.	COUNTRY	TITLE	FILE DATE	FILE TYPE	FILE DATE	INVENTOR(S)	DATE	STATUS
3033.1008-000	US	METHOD FOR PROMOTING HEALING OF CHRONIC DERMAL ULCERS	60/308,198 07/27/01	PROV	N/A	Darrell H. Carney	N/A	Expired
3033.1008-002	PCT	METHOD FOR PROMOTING HEALING OF CHRONIC ULCERS	PCT/US02/01151 01/16/02	PCT	60/308,198 07/27/01	Darrell H. Carney	WO03/013569 2/20/03	Filed
3033.1008-003	Australia	METHOD FOR PROMOTING HEALING OF CHRONIC ULCERS		Australia	PCT/US02/01151 01/16/02	Darrell H. Carney		Filed
3033.1008-004	Canada	METHOD FOR PROMOTING HEALING OF CHRONIC ULCERS		Canada	PCT/US02/01151 01/16/02	Darrell H. Carney		Filed
3033.1008-005	China P.R.	METHOD FOR PROMOTING HEALING OF CHRONIC ULCERS		China P.R.	PCT/US02/01151 01/16/02	Darrell H. Carney		Disclosure
3033.1008-006	EPC	METHOD FOR PROMOTING HEALING OF CHRONIC ULCERS	02703130.1 01/16/02	EPC	PCT/US02/01151 01/16/02	Darrell H. Carney		Filed
3033.1008-007	Japan	METHOD FOR PROMOTING HEALING OF CHRONIC ULCERS		Japan	PCT/US02/01151 01/16/02	Darrell H. Carney		Filed
3033.1008-007	US	METHOD FOR PROMOTING HEALING OF CHRONIC ULCERS	10/766,752 01/27/04	CON	PCT/US02/01151 01/16/02	Darrell H. Carney		Filed
3033.1009-000	US	PHARMACEUTICAL COMPOSITION FOR THROMBIN PEPTIDE DERIVATIVES	60/533,730 12/31/03	PROV	60/533,730 12/31/03	Darrell H. Carney, et al.		Filed

*Co-owned by Pfizer, with interest exclusively licensed to The University of Texas through original Agreement with Monsanto (Monsanto Pharmaceuticals was acquired by Pharmacia, which was subsequently acquired by Pfizer)

Exhibit 3
Memorandum of Exclusive License

[IDENTIFICATION OF PATENT/PATENT APPLICATION]

Memorandum of Exclusive License

PLEASE TAKE NOTICE:

     The Board of Regents of The University of Texas System, an agency of The State of Texas, through its component institution, The University of Texas Medical Branch at Galveston, has granted to Orthologic Corp., of 1275 West Washington Street, Tempe, Arizona, an exclusive license of its rights in the above-captioned patent/patent application.

THE UNIVERSITY OF TEXAS, MEDICAL BRANCH FOR ITSELF AND ON BEHALF OF THE BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM

By:

Name:

Title:

Date:

Exhibit 4
Form of Patent Assignment Agreement

PATENT ASSIGNMENT AGREEMENT

     This Patent Assignment Agreement (this “Assignment Agreement”), effective the           day of         , 2004 (the “Effective Date”), is by and between the Board of Regents (“Board” or “Assignor”) of The University of Texas System, an agency of the State of Texas, whose address is 201 West 7th Street, Austin, Texas 78701 (“System”), through its component institution, The University of Texas Medical Branch at Galveston, having a business address at 301 University Blvd., Galveston, Texas 77555 (“University”) and Orthologic Corp., a Delaware corporation, having a principal place of business located at 1275 West Washington Street, Tempe, AZ 85281 (“OLGC” or “Assignee”).

W I T N E S S E T H:

     WHEREAS, Assignor owns certain Patent Rights related to Licensed Subject Matter, as set forth in a Patent License Agreement (“License Agreement”) dated        , 2004, attached hereto as Appendix A, which were developed at University, and some of which may be jointly owned with Monsanto Company, a Delaware corporation (“Monsanto”); and

     WHEREAS, Assignee has represented to Assignor, to induce Assignor to enter into this Assignment Agreement, that OLGC or Assignee, pursuant to an Asset Purchase Agreement (the “Purchase Agreement”), by and between Chrysalis Biotechnology, Inc. (“CBI”) and OLGC, bought substantially all of the assets of CBI and desires to acquire the Patent Rights from the Assignor for additional consideration to be paid to Assignor in the form of both an up-front payment and an increased royalty rate.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the adequacy and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Definitions.

a.	Terms defined above and elsewhere in this Assignment Agreement shall have their specified meanings. Capitalized terms used herein but not defined herein shall have the meanings specified by the License Agreement.

b.	The following terms shall have the following meanings:

          “Assignee” means OLGC, its successors and assigns.

          “Assignee Product” means Licensed Product as such term is defined in the License Agreement.

          “Assignee Process” means Licensed Process as such term is defined in the License Agreement.

****Text has been omitted pursuant to a confidentiality request. Omitted text has been filed with the Securities and Exchange Commission.

          “Monsanto Agreement” that license agreement described in Recital B of the License Agreement and attached to the License Agreement as Exhibit 1.

          “Sublicensee” means the same as set forth in the License Agreement, but shall also include any licensee of Assignee of the Licensed Subject Matter or Patent Rights after the Effective Date of this Assignment Agreement.

          “Term” has the meaning given to it in Section 6 of this Assignment Agreement.

2. Assignment.

     Assignor hereby sells, assigns, transfers, and sets over unto Assignee, with only those warranties set forth in the License Agreement related to warranty of title, including the same limitations therein, its entire right, title, and interest, if any, in, to, and under the Patent Rights and the inventions claimed therein, together with any and all claims Assignor may have for damages by reason of past infringement of the Patent Rights by third parties, along with the right to sue for and collect the same; provided that the foregoing shall not include the Monsanto Agreement or the Assignor’s rights therein or thereunder, which agreement and rights therein and thereunder shall continue to be sublicensed to Assignee pursuant to the License Agreement unless assigned to Assignee by Monsanto.

3. Confirmatory Assignment.

     Assignor agrees to execute a confirmatory assignment of the Patent Rights substantially in the form attached as Appendix B hereto for recordation with the United States Patent and Trademark Office and, as required, in foreign patent offices. Assignor agrees to fully cooperate with Assignee in transferring its rights to the Patent Rights to Assignee in accordance herewith and to execute all lawful documents, which may be reasonably required, all at the sole cost and expense of Assignee, including all documents in the U.S. and foreign jurisdictions, in recordable form, necessary to vest title to the Patent Rights in Assignee.

4. Intent of Assignment.

     Assignor and Assignee agree that this Assignment Agreement is intended only to cover the Patent Rights as defined in the License Agreement (other than the Assignor’s rights in and under the Monsanto Agreement) and those added thereto in the two (2) year period after the Effective Date as set forth in the Purchase Agreement. This Assignment Agreement shall not cover any new technology patent applications or patents as described and defined in Section 5.5 of the License Agreement. Assignee hereby acknowledges and agrees this Assignment Agreement does not include or cover in any way, other inventions, patent applications, patents, or other intellectual property rights owned or licensed by Board, System, or University.

5. Payment and Records.

a.	At the time of execution of this Assignment Agreement Assignee hereby pays and delivers to Assignor an amount of ****. From the Effective Date of this Assignment Agreement until the expiration of the Term, Assignee also shall pay to the Assignor running royalties of 3.0% (3.3% if Monsanto’s interest in the Monsanto Agreement shall already have been assigned to

****Text has been omitted pursuant to a confidentiality request. Omitted text has been filed with the Securities and Exchange Commission.

Assignee as contemplated in Section 6.2(c) of the License Agreement) of Net Sales of each Assignee Product or Assignee Process manufactured, imported, exported, used, leased, or sold by and/or for Assignee and/or its Sublicensees. Upon the assignment by Monsanto to Assignee of Monsanto’s interests in the patent rights subject to the Monsanto Agreement as contemplated by and within the time specified in Section 6.2(c) of the License Agreement, Assignee shall pay to Assignor an amount equal to **** and the rate of running royalties payable under this Section 5.a shall be increased to 3.3% from the date of such assignment.

     It is understood and agreed by the parties that the payment of royalties pursuant to this Section 5.a shall be made only on the first sale of an Assignee Product or Assignee Process by Assignee, a Subsidiary or a Sublicensee, and that subsequent sales of the same Assignee Product or Assignee Process for which royalties have been accrued pursuant to this Section 5.a shall not be subject to any additional accrual of royalties (for example, and for illustration purposes only, if a royalty accrues due to a sale by Assignee of an Assignee Product to a Sublicensee or a pharmaceutical distributor, a subsequent sale by such Sublicensee or such pharmaceutical distributor shall not generate a royalty payable to Assignor).

b.	Assignee shall further pay to Assignor **** of all cash and the fair market value (determined in accordance with Section 6.6 of the License Agreement) of non-cash consideration received by Assignee during the Term from a Licensee as a result of a license or sublicense for each Assignee Product or Assignee Process including but not limited to licensing or option fees, marketing fees, milestone payments, bonus payments and the like, but excluding (i) payments received by Assignee for research development pursuant to research grants; (ii) royalty payments received by Assignee calculated on the basis of Net Sales of the Licensee or Sublicensee; and (iii) payments received by Assignee as consideration for an assignment of substantially all of the assets of Assignee or a controlling majority of the stock of Assignee.

c.	If Assignee fails to timely pay royalties as required and fails to timely cure the same within 30 days from Assignor’s written notice thereof to Assignee, Assignee agrees and acknowledges that Assignor immediately shall receive a vested security interest in Assignee’s interests in the Patent Rights, and Assignee will immediately execute, in a form Assignor may record, a Security Agreement substantially similar to the Security Agreement attached hereto as Appendix C to secure the payment of all such Assignee’s payment obligations hereunder. Assignee also shall cooperate, timely and fully, with Assignor in further securing its interest in the Patent Rights pursuant to the Security Agreement and all other rights related thereto. In any such action in which Assignor is the prevailing party, Assignor shall be entitled to recover from Assignee its reasonable attorneys fees and other direct out-of-pocket costs incurred in connection therewith, and, in the case of the enforcement of any failure to pay amounts due under Section 5.a or b hereof, Assignee shall pay to Assignor a late fee equal to the greater of $10,000 ($20,000 if such $10,000 fee has become payable hereunder at least twice) or 10% of the payment amount for each such payment not made within the applicable cure period, plus interest on such unpaid amounts from the due date thereof until paid at a per annum rate equal to the prime rate of interest, as published by the Wall Street Journal, plus three percentage points.

****Text has been omitted pursuant to a confidentiality request. Omitted text has been filed with the Securities and Exchange Commission.

d.	During the Term and for three (3) years thereafter, Assignee shall keep complete and accurate records of its and its Sublicensees’ Sales and Net Sales of each Assignee Product and each Assignee Process under this Assignment Agreement in sufficient detail to enable the royalties payable to Assignor hereunder accurately to be determined. Assignee shall permit Assignor or its representatives, at Assignor’s expense, to periodically examine its books, ledgers, and records during regular business hours solely for the purpose of and to the extent necessary to verify any report required under this Assignment Agreement. In the event that the amounts due to Assignor are determined to have been underpaid, Assignee shall immediately pay the Assignor the difference, together with interest thereon at a per annum rate equal to the prime rate of interest, as published by the Wall Street Journal, plus three percentage points and if the amount underpaid is greater than two percent (2%) of the total royalty, Assignee shall reimburse Assignor for all costs of such examination.

e.	Within thirty (30) days after each March 31, June 30, September 30, and December 31, Assignee shall deliver to Assignor a true and accurate report, giving such particulars of the business conducted by Assignee and its Sublicensee(s), if any exist, during the preceding three (3) calendar months under this Assignment Agreement as are pertinent to an account for payments hereunder. Such report shall include at least: (a) the total Sales of Assignee Product and Assignee Process by Assignee and by Sublicensees; (b) the total Net Sales; (c) the calculation of royalties thereon; and (d) the total royalties so computed and due Assignor. Assignee will report royalties to the University in categories (specified by the University) based on the University intellectual property for which the royalties are attributed. Simultaneously with the delivery of each such report, Assignee shall pay to Assignor the amount, if any, due for the period of such report. If no payments are due, it shall be so reported. Minimum royalties, however, will be due and payable with the September 30 report to the extent not covered by other payments hereunder during the preceding year. It is understood and agreed that if multiple patents of the Patent Rights cover a single Assignee Product or Assignee Process, only a single royalty shall be paid.

f.	All amounts payable hereunder by Assignee shall be payable in United States funds without deductions for taxes, assessments, fees, wire transfer charges, or charges of any kind and shall be payable either by checks made payable to The University of Texas Medical Branch and mailed to The University of Texas Medical Branch at Galveston, Research Development Services, P.O. Box 4786-750, Houston, TX 77210-4786, or pursuant to wire transfer information or as otherwise designated by Assignor within thirty (30) days written notice to Assignee.

g.	Noncash payments received by Assignee, which are subject to royalty payments under this Assignment Agreement, shall be valued at the fair market value (“FMV”) thereof. FMV shall be determined as follows:

(i)	By mutual agreement between the parties if possible;

(ii)	If the parties cannot reach a mutual agreement on FMV, then the parties shall agree on an impartial third party mediator having at least ten (10) years of accounting experience to assist the parties in determining FMV, and the parties shall share equally in the fees and costs of any such mediator; and

****Text has been omitted pursuant to a confidentiality request. Omitted text has been filed with the Securities and Exchange Commission.

(iii)	In the event the parties fail to reach an agreement on FMV pursuant to mediation, then either party may submit the determination of FMV to binding arbitration by a panel of three (3) arbitrators each having at least ten (10) years of accounting experience and providing each party an opportunity to present evidence of FMV to the arbitration panel. Unless otherwise agreed by the parties, each of the University and Assignee shall select one (1) arbitrator for the panel and the third arbitrator shall be selected by the two other arbitrators designated by the Assignor and Assignee. The decision of the arbitrators in determining FMV shall be final and binding on Assignor and Assignee.

6. Term

     The term of this Assignment Agreement, unless terminated in accordance with this Assignment Agreement (the “Term”), shall extend until the last patent included in the Patent Rights has expired or has been found to be invalid or unenforceable by a court of competent jurisdiction from which no appeal is available. Assignee acknowledges and agrees that in no event, shall Assignee take any action or omit to take any action that causes any of the Patent Rights to lapse or fees not be paid to avoid royalties hereunder or without providing Assignor the opportunity to assume Assignee’s rights therein, including all right, title and interest in any such Patent Rights thereafter.

7. Notice.

     Any notice required by this License Agreement shall be given by personal delivery or prepaid, first class, certified mail, return receipt requested, addressed in the case of Assignor to:

Board of Regents The University of Texas System 201 West 7th Street Austin, Texas 78701 ATTENTION: Office of General Counsel FAX: (512) 499-4523 PHONE: (512) 499-4462

with copies to:	University of Texas Medical Branch

301 University Blvd., Route 0663 Galveston, Texas 77555-0663 ATTENTION: Director, Technology Development Center FAX: (409) 747-1441 PHONE: (409) 747-0551

or in the case of Assignee (before assignment of this Assignment Agreement to OLGC) to:	Chrysalis BioTechnology, Inc. 2200 Market, Suite 600 Galveston, Texas 77550 ATTENTION: Director or President FAX: (409) 750-9253

****Text has been omitted pursuant to a confidentiality request. Omitted text has been filed with the Securities and Exchange Commission.

PHONE: (409) 750-9251

or, in the case of Assignee (after assignment of this Assignment Agreement to OLGC) to:	OrthoLogic Corp. 1275 West Washington Street Tempe, AZ 85281-1210 ATTENTION: President and CEO FAX: 602-286-2808 PHONE: 602-286-5500

with a copy to:	Quarles & Brady LLP One Renaissance Square Two North Central Avenue Phoenix, AZ 85004 ATTENTION: Steven P. Emerick FAX: 602-417-2980 PHONE: 602-230-5517

or such other addresses as may be given from time to time under the terms of this notice provision. Notice shall be deemed given upon actual receipt.

8. Texas Law.

     Assignor and Assignee agree that this Assignment Agreement shall be construed in accordance with the laws of the State of Texas and shall be binding upon the parties, and, if any, their successors, assignees, or transferees.

****Text has been omitted pursuant to a confidentiality request. Omitted text has been filed with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Assignment Agreement in duplicate on the dates indicated below.

THE UNIVERSITY OF TEXAS MEDICAL BRANCH, for itself and on behalf of

THE BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM	ORTHOLOGIC CORP.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

****Text has been omitted pursuant to a confidentiality request. Omitted text has been filed with the Securities and Exchange Commission.

APPENDIX A

Patent License Agreement

[Filed herewith]

APPENDIX B

ASSIGNMENT

     WHEREAS, The Board of Regents of the University of Texas System, an agency of the State of Texas (“Assignor”) may have certain ownership rights to and interests in the following (collectively, the “Patent Rights”):

1.	Patents and Patent Applications: All of the patent and patent applications attached hereto as Appendix B1 and the inventions claimed therein;

2.	All substitutions for and divisions, continuations, continuations-in-part, renewals, reissues, extensions, and the like of the Patents and Patent Applications and like grant, including, without limitation, those obtained or permissible under past, present and future laws and statutes;

3.	All rights of action on account of past, present, and future unauthorized use of the Patent Rights and for infringement of the patents and patent applications, and like protection;

4.	The right of Assignee (as hereinafter defined) to file and have patents issued or granted in its name applications for patents and like protection for the Patent Rights in any country or countries; and

5.	All international rights of priority associated with the Patent Rights, patents, patent applications, and like protection.

     WHEREAS, Orthologic Corp., a Delaware corporation (“Assignee”), desires to acquire all of the rights to and interests of Assignor in the Patent Rights;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby sell, assign, transfer, and set over unto Assignee all of its rights, titles and interests in, to, and under the Patent Rights and the inventions claimed therein, together with all claims for damages by reason of past infringement of such Patent Rights by third parties, with the right to sue for and collect the same. The assignment made hereby is made without any warranty whatsoever, including but not limited to warranties of ownership or title.

By:

Title

Date:

STATE OF TEXAS	§

§

COUNTY OF	§

     SUBSCRIBED to before me by            ,          (Title),          (Board), known by me to be the same, on this the            day of             , 2004.

Notary Public in and for

THE STATE OF TEXAS

My Commission Expires:

Appendix B1

[Filed as Exhibit 2 to Patent License Agreement]

APPENDIX C

     Form of Security Agreement (Patents)

SECURITY AGREEMENT
(Patents)

     This Security Agreement dated as of [      ] (this “Agreement”), is made by [ASSIGNEE], a [STATE] corporation (the “Debtor”), in favor of the Board of Regents of the University of Texas System, an agency of the State of Texas (the “Secured Party”) through its component institution, The University of Texas Medical Branch at Galveston (the “University”).

INTRODUCTION

     Reference is made to that certain Patent Assignment Agreement dated as of [       ] (as amended, restated, modified, or supplemented from time to time, the “Patent Assignment Agreement”), between the Secured Party and the Debtor. The Patent Assignment Agreement, among other things, contemplates a possibility of the grant of a security interest in Assignee’s interest therein upon the occurrence of certain events.

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Debtor agrees with the Secured Party as follows:

Section 1. DEFINITIONS

     1.1 Terms defined above and elsewhere in this Agreement shall have their specified meanings. Capitalized terms used herein but not defined herein shall have the meanings specified in the Patent Assignment Agreement. Capitalized terms that are neither defined herein nor in the Patent Assignment Agreement shall have the meanings specified in Article 9 of the UCC.

     1.2 The following terms shall have the following meanings:

     “Carney” means Darrel H. Carney, Ph.D.

     “Collateral” means any and all of the Debtor’s present and future rights in and to the Patent Rights assigned to Debtor under the Patent Assignment Agreement and the inventions claimed therein, and all proceeds thereof.

     “Event of Default” means a default of the Debtor in its payment obligations under the Patent Assignment Agreement.

     “Patent License Documents” means the Patent Assignment Agreement, and any other documents made or delivered from time to time in connection therewith, but shall not include that certain Patent License Agreement dated as of         , 2004 between the Secured Party and the Debtor.

     “Secured Obligations” means (a) all principal, interest, fees, reimbursements, indemnifications, and other amounts now or hereafter owed by the Debtor to the Secured Party under this Agreement, the Patent Assignment Agreement, and the other Patent Assignment Documents; and (b) any increases, extensions, and rearrangements of the foregoing obligations under any amendments, supplements, and other modifications of the agreements creating the foregoing obligations.

     “UCC” means the Uniform Commercial Code as in effect on the date hereof in the State of Texas.

Section 2. COLLATERAL; GRANT

     2.1 Grant of Security Interest. The Debtor hereby grants to the Secured Party a security interest in all of the Debtor’s present and future right, title, and interest in and to the Collateral to secure the payment and performance of the Secured Obligations. To the extent that the Collateral is not subject to the UCC, the Debtor collaterally assigns all of the Debtor’s right, title, and interest in and to such Collateral to the Secured Party to secure the payment and performance of the Secured Obligations to the full extent that such a collateral assignment is possible under the relevant law.

     2.2 Debtors Remain Liable. Anything herein to the contrary notwithstanding: (a) the Debtor shall remain liable under any contracts and agreements included in the Collateral of the Debtor to the extent set forth therein to perform the Debtor’s obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by the Secured Party of any rights hereunder shall not release the Debtor from any obligations under any contracts and agreements included in the Collateral of the Debtor; and (c) the Secured Party shall not have any obligation under any contracts and agreements included in the Collateral of the Debtor by reason of this Agreement, nor shall the Secured Party be obligated to perform or fulfill any of the obligations of the Debtor thereunder, including any obligation to make any inquiry as to the nature or sufficiency of any payment that the Debtor may be entitled to receive thereunder, to present or file any claim, or to take any action to collect or enforce any claim for payment thereunder.

     2.3 Financing Statements. The Debtor represents and warrants to and agrees with the Secured Party as follows:

          (a) As of the date of this Agreement, the true and correct name of the Debtor as listed on the Debtor’s certificate of incorporation is the name specified for the Debtor on the signature page of this Agreement. The Debtor has had no prior names other than [     ]. The Debtor has not used and does not use any trade names other than [     ]. As of the date of this Agreement, the Debtor is organized under the laws of the State of [     ]. Without advance written notice to the Secured Party and reasonable opportunity for the Secured Party to take action to protect the Secured Party’s interests hereunder, the Debtor shall not change its name, reincorporate or otherwise reorganize, or change its jurisdiction of organization.

          (b) The Debtor authorizes the Secured Party to file one or more financing statements, or other documents describing any or all of the Collateral in any filing or recording office.

Section 3. REMEDIES

     3.1 General Remedies. During the existence of an Event of Default, the Secured Party may, at the Secured Party’s option, exercise one or more of the following remedies:

          (a) To the extent permitted by law, the Secured Party may exercise all the rights and remedies of a secured party under the UCC.

          (b) The Secured Party may prosecute actions in equity or at law for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted or for the enforcement of any other appropriate legal or equitable remedy.

          (c) The Secured Party may instruct any obligors owing payments to the Debtor with respect to the Collateral, including royalty payments, to make all such payments directly to the Secured Party.

          (d) The Secured Party may foreclose on any Collateral in any manner permitted by the courts of or in the State of Texas or the state in which any Collateral is located. If the Secured Party should institute a suit for the collection of the Secured Obligations and for foreclosure under this Agreement, the Secured Party may at any time before the entry of a final judgment dismiss the same, and take any other action permitted by this Agreement.

          (e) To the extent permitted by law, the Secured Party may exercise all the foreclosure rights and remedies of a secured party under the UCC. In connection therewith, the Secured Party may sell any Collateral at public or private sale, at the office of the Secured Party or elsewhere, for cash or credit and upon such other terms as the Secured Party deems commercially reasonable. The Secured Party may sell any Collateral at one or more sales, and the security interest granted hereunder shall remain in effect as to the unsold portion of the Collateral. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any sale by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was adjourned. In the event that any sale hereunder is not completed or is defective in the opinion of the Secured Party, the Secured Party shall have the right to cause subsequent sales to be made hereunder. Any statements of fact or other recitals made in any bill of sale, assignment, or other document representing any sale hereunder, including statements relating to the occurrence of an Event of Default, acceleration of the Secured Obligations, notice of the sale, the time, place, and terms of the sale, and other actions taken by the Secured Party in relation to the sale may be conclusively relied upon by the purchaser at any sale hereunder. The Secured Party may delegate to any agent the performance of any acts in connection with any sale hereunder, including the sending of notices and the conduct of the sale.

          (f) All costs and expenses incurred by the Secured Party in enforcement or preservation of its rights under this Agreement, including attorneys’ fees and out-of-pocket expenses, shall be reimbursed by the Debtor to the Secured Party on demand.

     3.2 Application of Proceeds.

          (a) Unless otherwise specified herein, any cash proceeds received by the Secured Party from the sale of, collection of, or other realization upon any part of the Collateral or any other amounts received by the Secured Party hereunder may be, at the reasonable discretion of the Secured Party (i) held by the Secured Party as cash collateral for the Secured Obligations or (ii) applied to the Secured Obligations.

          (b) Amounts applied to the Secured Obligations shall be applied in the following order:

          First, to the payment of the costs and expenses of exercising the Secured Party’s rights hereunder, whether expressly provided for herein or otherwise; and

          Second, to the payment of the Secured Obligations in the order set forth by the Secured Party.

Any surplus cash collateral or cash proceeds held by the Secured Party after payment in full of the Secured Obligations and the termination of any commitments of the Secured Party to any Debtor shall be paid over to the Debtor or to whomever may be lawfully entitled to receive such surplus.

     3.3 Remedies Cumulative. The Secured Party’s remedies under this Agreement and the Patent License Documents shall be cumulative, and no delay in enforcing this Agreement and the Patent License Documents shall act as a waiver of the Secured Party’s rights hereunder or thereunder.

Section 4. GENERAL

     4.1 Choice of Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE UNITED STATES OF AMERICA AND THE STATE OF TEXAS.

     4.2 Notice. All notices and other communications from the Secured Party to the Debtor provide for in this Agreement shall be delivered in the manner and to the addresses set forth in the Patent Assignment Agreement.

     4.3 General. If any provision in this Agreement is held to be unenforceable, such provision shall be severed and the remaining provisions shall remain in full force and effect. All representations, warranties, and covenants of the Debtor in this Agreement shall survive the execution of this Agreement and the other Patent License Documents. If a due date for an amount payable is not specified in this Agreement, the due date shall be the date on which the Secured Party demands payment therefor. The provisions of this Agreement may be waived or amended only in a writing signed by the party against whom enforcement is sought. This Agreement shall bind and inure to the benefit of the Debtor and the Secured Party and their respective successors and assigns. The Debtor may not assign its rights or delegate its duties under this Agreement; provided, that Debtor may assign its rights and delegate its duties to the assignee of Debtor’s rights under the Patent Assignment Agreement in connection with any assignment permitted thereunder, so long as such assignee assumes and agrees to perform all of Debtor’s obligations hereunder. This Agreement may be executed in multiple counterparts each of which shall constitute one and the same agreement.

[SIGNATURE PAGE FOLLOWS]

     THIS WRITTEN AGREEMENT AND THE OTHER PATENT LICENSE DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED as of the date first above written.

[ASSIGNEE]

By:

Name:

Title:

THE BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM

BY:	THE UNIVERSITY OF TEXAS MEDICAL BRANCH

By:

Name:

Title:

Exhibit 5
Form of Security Agreement

SECURITY AGREEMENT
(License)

     This Security Agreement dated as of [        ] (this “Agreement”), is made by [LICENSEE], a [STATE] corporation (the “Debtor”), in favor of the Board of Regents of the University of Texas System, an agency of the State of Texas (the “Secured Party”) through its component institution, The University of Texas Medical Branch at Galveston (the “University”).

INTRODUCTION

     Reference is made to that certain Patent License Agreement dated as of [         ] (as amended, restated, modified, or supplemented from time to time, the “Patent License Agreement”), between the Secured Party and the Debtor. The Patent License Agreement, among other things, contemplates a possibility of the grant of a security interest in Licensee’s interest therein upon the occurrence of certain events.

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Debtor agrees with the Secured Party as follows:

Section 1. DEFINITIONS

     1.1 Terms defined above and elsewhere in this Agreement shall have their specified meanings. Capitalized terms used herein but not defined herein shall have the meanings specified by the Patent License Agreement. Capitalized terms that are neither defined herein nor in the Patent License Agreement shall have the meanings specified in Article 9 of the UCC.

     1.2 The following terms shall have the following meanings:

     “Collateral” means any and all of the Debtor’s present and future rights in and to the Patent License Agreement and all proceeds thereof:

     “Event of Default” means a default of the Debtor in its payment obligations under the Patent License Agreement.

     “Patent License Documents” means the Patent License Agreement, and any other documents made or delivered from time to time in connection therewith, but shall not include that certain Patent Assignment Agreement dated as of          , 2004, between Debtor and Secured Party.

     “Secured Obligations” means (a) all principal, interest, fees, reimbursements, indemnifications, and other amounts now or hereafter owed by the Debtor to the Secured Party under this Agreement, the Patent License Agreement, and the other Patent License Documents; and (b) any increases, extensions, and rearrangements of the foregoing obligations under any amendments, supplements, and other modifications of the agreements creating the foregoing obligations.

     “UCC” means the Uniform Commercial Code as in effect on the date hereof in the State of Texas.

Section 2. COLLATERAL; GRANT

     2.1 Grant of Security Interest. The Debtor hereby grants to the Secured Party a security interest in all of the Debtor’s present and future right, title, and interest in and to the Collateral to secure the payment and performance of the Secured Obligations. To the extent that the Collateral is not subject to the UCC, the Debtor collaterally assigns all of the Debtor’s right, title, and interest in and to such Collateral to the Secured Party to secure the payment and performance of the Secured Obligations to the full extent that such a collateral assignment is possible under the relevant law.

     2.2 Debtors Remain Liable. Anything herein to the contrary notwithstanding: (a) the Debtor shall remain liable under any contracts and agreements included in the Collateral of the Debtor to the extent set forth therein to perform the Debtor’s obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by the Secured Party of any rights hereunder shall not release the Debtor from any obligations under any contracts and agreements included in the Collateral of the Debtor; and (c) the Secured Party shall not have any obligation under any contracts and agreements included in the Collateral of the Debtor by reason of this Agreement, nor shall the Secured Party be obligated to perform or fulfill any of the obligations of the Debtor thereunder, including any obligation to make any inquiry as to the nature or sufficiency of any payment that the Debtor may be entitled to receive thereunder, to present or file any claim, or to take any action to collect or enforce any claim for payment thereunder.

     2.3 Financing Statements. The Debtor represents and warrants to and agrees with the Secured Party as follows:

          (a) As of the date of this Agreement, the true and correct name of the Debtor as listed on the Debtor’s certificate of incorporation is the name specified for the Debtor on the signature page of this Agreement. The Debtor has had no prior names other than [   ]. The Debtor has not used and does not use any trade names other than [   ]. As of the date of this Agreement, the Debtor is organized under the laws of the State of [   ]. Without advance written notice to the Secured Party and reasonable opportunity for the Secured Party to take action to protect the Secured Party’s interests hereunder, the Debtor shall not change its name, reincorporate or otherwise reorganize, or change its jurisdiction of organization.

          (b) The Debtor authorizes the Secured Party to file one or more financing statements, or other documents describing any or all of the Collateral in any filing or recording office.

Section 3. REMEDIES

     3.1 General Remedies. During the existence of an Event of Default, the Secured Party may, at the Secured Party’s option, exercise one or more of the following remedies:

          (a) To the extent permitted by law, the Secured Party may exercise all the rights and remedies of a secured party under the UCC.

          (b) The Secured Party may prosecute actions in equity or at law for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted or for the enforcement of any other appropriate legal or equitable remedy.

          (c) The Secured Party may instruct any obligors owing payments to the Debtor with respect to the Collateral, including royalty payments, to make all such payments directly to the Secured Party.

          (d) The Secured Party may foreclose on any Collateral in any manner permitted by the courts of or in the State of Texas or the state in which any Collateral is located. If the Secured Party should institute a suit for the collection of the Secured Obligations and for foreclosure under this Agreement, the Secured Party may at any time before the entry of a final judgment dismiss the same, and take any other action permitted by this Agreement.

          (e) To the extent permitted by law, the Secured Party may exercise all the foreclosure rights and remedies of a secured party under the UCC. In connection therewith, the Secured Party may sell any Collateral at public or private sale, at the office of the Secured Party or elsewhere, for cash or credit and upon such other terms as the Secured Party deems commercially reasonable. The Secured Party may sell any Collateral at one or more sales, and the security interest granted hereunder shall remain in effect as to the unsold portion of the Collateral. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any sale by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was adjourned. In the event that any sale hereunder is not completed or is defective in the opinion of the Secured Party, the Secured Party shall have the right to cause subsequent sales to be made hereunder. Any statements of fact or other recitals made in any bill of sale, assignment, or other document representing any sale hereunder, including statements relating to the occurrence of an Event of Default, acceleration of the Secured Obligations, notice of the sale, the time, place, and terms of the sale, and other actions taken by the Secured Party in relation to the sale may be conclusively relied upon by the purchaser at any sale hereunder. The Secured Party may delegate to any agent the performance of any acts in connection with any sale hereunder, including the sending of notices and the conduct of the sale.

          (f) All costs and expenses incurred by the Secured Party in enforcement or preservation of its rights under this Agreement, including attorneys’ fees and out-of-pocket expenses, shall be reimbursed by the Debtor to the Secured Party on demand.

     3.2 Application of Proceeds.

          (a) Unless otherwise specified herein, any cash proceeds received by the Secured Party from the sale of, collection of, or other realization upon any part of the Collateral or any other amounts received by the Secured Party hereunder may be, at the reasonable discretion of the Secured Party (i) held by the Secured Party as cash collateral for the Secured Obligations or (ii) applied to the Secured Obligations.

          (b) Amounts applied to the Secured Obligations shall be applied in the following order:

First, to the payment of the costs and expenses of exercising the Secured Party’s rights hereunder, whether expressly provided for herein or otherwise; and

Second, to the payment of the Secured Obligations in the order set forth by the Secured Party.

Any surplus cash collateral or cash proceeds held by the Secured Party after payment in full of the Secured Obligations and the termination of any commitments of the Secured Party to any Debtor shall be paid over to the Debtor or to whomever may be lawfully entitled to receive such surplus.

     3.3 Remedies Cumulative. The Secured Party’s remedies under this Agreement and the Patent License Documents shall be cumulative, and no delay in enforcing this Agreement and the Patent License Documents shall act as a waiver of the Secured Party’s rights hereunder or thereunder.

Section 4. GENERAL

     4.1 Choice of Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE UNITED STATES OF AMERICA AND THE STATE OF TEXAS.

     4.2 Notice. All notices and other communications from the Secured Party to the Debtor provide for in this Agreement shall be delivered in the manner and to the addresses set forth in the Patent License Agreement.

     4.3 General. If any provision in this Agreement is held to be unenforceable, such provision shall be severed and the remaining provisions shall remain in full force and effect. All representations, warranties, and covenants of the Debtor in this Agreement shall survive the execution of this Agreement and the other Patent License Documents. If a due date for an amount payable is not specified in this Agreement, the due date shall be the date on which the Secured Party demands payment therefor. The provisions of this Agreement may be waived or amended only in a writing signed by the party against whom enforcement is sought. This Agreement shall bind and inure to the benefit of the Debtor and the Secured Party and their respective successors and assigns. The Debtor may not assign its rights or delegate its duties under this Agreement; provided, that Debtor may assign its rights and delegate its duties to the assignee of Debtor’s rights under the Patent License Agreement in connection with any assignment permitted thereunder, so long as such assignee assumes and agrees to perform all of Debtor’s obligations hereunder. This Agreement may be executed in multiple counterparts each of which shall constitute one and the same agreement.

[SIGNATURE PAGE FOLLOWS]

THIS WRITTEN AGREEMENT AND THE OTHER PATENT LICENSE DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED as of the date first above written.

[LICENSEE]

By:

Name:

Title:

THE BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM

BY:	THE UNIVERSITY OF TEXAS MEDICAL BRANCH

By:

Name:

Title:

Exhibit 6
Approved Statements Regarding Board, System and University

     1. All factual descriptions of this Amended and Restated Patent License Agreement and any future amendments, waivers, modifications and other changes hereto and supplements hereof.

     2. All factual statements regarding action taken or to be taken by Licensee, Board or University under, pursuant to, or in connection with this Amended and Restated Patent License Agreement.

     3. All factual statements regarding the ownership of or other interest in the Patent Rights, and Dr. Carney’s association with the University.

     4. Any other factual statements with the prior written consent of University, which consent shall not unreasonably be withheld.